                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

     Filed by the Registrant [X]

     Filed by a Party other than the Registrant [ ]

     Check the appropriate box:

     [ ] Preliminary Proxy Statement        [ ] Confidential, for Use of the
                                                Commission Only (as permitted by
                                                Rule 14a-6(e)(2))
     [X] Definitive Proxy Statement

     [ ] Definitive Additional Materials

     [ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                            KENWOOD BANCORP, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

     [X] No fee required.

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
         0-11.

     (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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     [ ] Fee paid previously with preliminary materials.

     [ ] Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount previously paid:

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     (2) Form, schedule or registration statement no.:

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     (3) Filing party:

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     (4) Date filed:

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


                                                                 January 2, 1997



Dear Stockholder:

         You are cordially invited to attend the Annual Meeting of Stockholders of Kenwood Bancorp, Inc. (the "Company"). The meeting will be held at the Company's headquarters located at 7711 Montgomery Road, Cincinnati, Ohio, on Thursday, January 30, 1997 at 4:00 p.m., Eastern Time. The matters to be considered by stockholders at the Annual Meeting are described in the accompanying materials.

         The Board of Directors of the Company has determined that the matters to be considered at the Special Meeting are in the best interests of the Company and its shareholders. FOR THE REASONS SET FORTH IN THE PROXY STATEMENT, THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" EACH MATTER TO BE CONSIDERED.

         It is very important that you be represented at the Annual Meeting regardless of the number of shares you own or whether you are able to attend the meeting in person. We urge you to mark, sign, and date your proxy card today and return it in the envelope provided, even if you plan to attend the Annual Meeting. This will not prevent you from voting in person, but will ensure that your vote is counted if you are unable to attend.

         Your continued support of and interest in the Company are sincerely appreciated.

                                             Sincerely,

                                             /S/ THOMAS W. BURNS

                                             Thomas W. Burns
                                             Executive Vice President and
                                              Chief Executive Officer

                             KENWOOD BANCORP, INC.
                              7711 MONTGOMERY ROAD
                            CINCINNATI, OHIO  45236
                                 (513) 791-2834

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON JANUARY 30, 1997

         NOTICE IS HEREBY GIVEN that an Annual Meeting of Stockholders of Kenwood Bancorp, Inc. (the "Company") will be held at the Company's headquarters located at 7711 Montgomery Road, Cincinnati, Ohio, on Thursday, January 30, 1997, at 4:00 p.m., Eastern Time, for the following purposes, all of which are more completely set forth in the accompanying Proxy Statement:

         1. To elect two (2) directors of the Company for a three-year term and until their successors are elected and qualified;

         2. To consider and approve the adoption of the Company's 1996 Stock Option Plan;

         3. To consider and approve the adoption of the Company's Management Recognition Plan and Trust;

         4. To ratify the appointment of Clark, Schaefer, Hackett & Co. as the Company's independent auditors for the year ending September 30, 1997;

         5. If necessary, to adjourn the Annual Meeting to solicit additional proxies; and

         6. To transact such other business as may properly come before the meeting or any adjournment thereof. Except with respect to procedural matters incident to the conduct of the Annual Meeting, management is not aware of any other matters which could come before the Annual Meeting.

         The Board of Directors of the Company has fixed December 26, 1996 as the voting record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting. Only those stockholders of record as of the close of business on that date will be entitled to vote at the Annual Meeting or at any such adjournment.

                                          BY ORDER OF THE BOARD OF DIRECTORS

                                          /S/ P. LINCOLN MITCHELL

                                          P. Lincoln Mitchell, Secretary
January 2, 1997
Cincinnati, Ohio


      YOU ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING. IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED REGARDLESS OF THE NUMBER YOU OWN. EVEN IF YOU PLAN TO BE PRESENT, YOU ARE URGED TO COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY PROMPTLY IN THE ENVELOPE PROVIDED. IF YOU ATTEND THIS MEETING, YOU MAY VOTE EITHER IN PERSON OR BY YOUR PROXY. ANY PROXY GIVEN MAY BE REVOKED BY YOU IN WRITING OR IN PERSON AT ANY TIME PRIOR TO THE EXERCISE THEREOF.

                             KENWOOD BANCORP, INC.

                          ----------------------------

                                PROXY STATEMENT

                          ----------------------------

                         ANNUAL MEETING OF STOCKHOLDERS

                                JANUARY 30, 1997


GENERAL

         This Proxy Statement is being furnished to the stockholders of Kenwood Bancorp, Inc. (the "Company"), a Delaware corporation which acquired all of the outstanding stock of Kenwood Savings Bank (the "Savings Bank") in connection with the conversion of Kenwood Federal Mutual Holding Company and the reorganization of the Savings Bank to the holding company form of organization (the "Conversion and Reorganization") which was consummated on June 28, 1996. In the Conversion and Reorganization, each share of common stock of the Savings Bank was exchanged for 1.9463 shares of common stock, $0.01 par value per share (the "Common Stock"), of the Company. Proxies are being solicited on behalf of the Board of Directors of the Company for use at the Annual Meeting of Stockholders ("Annual Meeting") to be held at the Company's headquarters located at 7711 Montgomery Road, Cincinnati, Ohio, on Thursday, January 30, 1997, at 4:00 p.m., Eastern Time, and at any adjournment thereof, for the purposes set forth in the Notice of Annual Meeting of Stockholders. This Proxy Statement is first being mailed to stockholders on or about January 2, 1997.

VOTING RIGHTS

         Only the holders of record of the outstanding shares of the Company's Common Stock at the close of business on December 26, 1996 ("Voting Record Date") will be entitled to notice of and to vote at the Annual Meeting. At such date, there were 295,133 shares of Common Stock issued and outstanding.

         Holders of record of Common Stock at the close of business on December 26, 1996 will be entitled to one vote per share on all matters that may properly come before the Annual Meeting. Stockholders of the Company are not permitted to cumulate their votes for the election of directors.

         The presence, either in person or by proxy, of at least a majority of the outstanding shares of Common Stock entitled to vote is necessary to constitute a quorum at the Annual Meeting. Directors shall be elected by a plurality of the votes cast with a quorum present.

Abstentions are considered in determining the presence of a quorum but will not affect the plurality vote required for the election of directors. The affirmative vote of the holders of a majority of the total votes eligible to be cast in person or by proxy at the Annual Meeting is required for approval of the proposals to approve the Company's 1996 Stock Option Plan ("Stock Option Plan") and the Company's Management Recognition Plan and Trust ("Recognition Plan"). A majority of the total votes present in person and by proxy will be required to adjourn the Annual Meeting, if such action is required to be voted on, and to ratify the appointment of the independent auditors. Because of the required votes, abstentions will have the same effect as a vote against the proposals with respect to the Stock Option Plan and the Recognition Plan.
Under rules of the New York Stock Exchange, the proposals for the election of directors, the ratification of auditors, and for adjournment, if necessary, are considered "discretionary" items upon which brokerage firms may vote in their discretion on behalf of their clients if such clients have not furnished voting instructions and for which there will not be "broker non-votes." The proposals to approve the Stock Option Plan and the Recognition Plan, however, are considered "non-discretionary" and for which there may be broker non-votes. A broker non-vote will have the same effect as a vote against the proposals to approve the Stock Option Plan and the Recognition Plan.

PROXIES

         The proxy solicited hereby, if properly signed and returned to the Company and not revoked prior to its use, will be voted in accordance with the instructions contained therein. IF NO CONTRARY INSTRUCTIONS ARE GIVEN, EACH PROXY RECEIVED WILL BE VOTED FOR THE NOMINEES FOR DIRECTOR DESCRIBED HEREIN AND FOR THE MATTERS DESCRIBED BELOW AND, UPON THE TRANSACTION OF SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING, IN ACCORDANCE WITH THE BEST JUDGMENT OF THE PERSONS APPOINTED AS PROXIES. Any stockholder who has given a proxy may revoke it at any time prior to its exercise at the Annual Meeting by
(i) giving written notice of revocation to the Secretary of the Company, (ii) properly submitting to the Company a duly-executed proxy bearing a later date, or (iii) attending the Annual Meeting and voting in person. All written notices of revocation and other communications with respect to the revocation of proxies should be addressed as follows: Kenwood Bancorp, Inc., 7711 Montgomery Road, Cincinnati, Ohio 45236, Attention: Secretary.

BENEFICIAL OWNERSHIP

         The following table sets forth information as to the Common Stock beneficially owned, as of December 26, 1996, by (i) the only persons or entities, including any "group" as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended ("Exchange Act"), who or which was known to the Company to be the beneficial owner of more than 5% of the issued and outstanding Common Stock, (ii) the directors of the Company, and (iii) all directors and executive officers of the Company as a group.

                                         Amount and Nature
                                           of Beneficial
 Name of Beneficial Owner or              Ownership as of          Percent of
 Number of Persons in Group            December 26, 1996(1)       Common Stock
 ---------------------------           --------------------       ------------
 Kenwood Bancorp, Inc.                        12,612(2)                 4.3%
 Employee Stock Ownership Plan
  Trust
 7711 Montgomery Road
 Cincinnati, Ohio 45236

 Directors:

 P. Lincoln Mitchell                           5,670(3)                1.9%
 James N. Murphy                               7,882(4)                2.7%
 Robert P. Isler                              16,508(5)                5.6%
 Donald G. Ashcraft                            7,881(6)                2.7%
 Richard C. Kent                              10,000(7)                3.4%

 All directors and executive officers
  of the Company as a
  group (6 persons)                           60,340(8)               20.4%

-----------------------------------

(1) Pursuant to rules promulgated by the Securities and Exchange Commission ("SEC") under the Exchange Act, a person or entity is considered to beneficially own shares of Common Stock if the person or entity has or shares (i) voting power, which includes the power to vote or to direct the voting of the shares, or (ii) investment power, which includes the power to dispose or direct the disposition of the shares. Unless otherwise indicated, a person or entity has sole voting and sole investment power with respect to the indicated shares. Shares which are subject to stock options and which may be exercised within 60 days of the Voting Record Date are deemed to be outstanding for the purpose of computing the percentage of Common Stock beneficially owned by such person.

(2) The Kenwood Bancorp, Inc. Employee Stock Ownership Plan Trust ("Trust") was established pursuant to the Kenwood Bancorp, Inc. Employee Stock Ownership Plan ("ESOP") by an agreement between the Company and Messrs. Isler and Mitchell, who act as trustees of the ESOP ("Trustees"). As of the Voting Record Date, no shares held in the Trust had been allocated to the accounts of participating employees. Since no shares held in the Trust were allocated as of the Voting Record

                                         (footnotes continued on following page)

         Date under the terms of the ESOP, unallocated shares held in the ESOP will be voted by the Trustees in accordance with their fiduciary duties as Trustees. Under the terms of the ESOP, the Trustees must vote the allocated shares held in the ESOP in accordance with the instructions of the participating employees. Unallocated shares held in the ESOP are required to be voted in the same ratio on any matter as those allocated shares for which instructions are given. Any allocated shares which either abstain on the proposal or are not voted will be disregarded in determining the percentage of stock voted for and against each proposal by the participants and beneficiaries. The amount of Common Stock beneficially owned by directors who serve as Trustees of the ESOP and by all directors and executive officers as a group does not include the unallocated shares held by the Trust.

(3) Includes options to purchase 805 shares pursuant to the Company's 1992 Directors' Stock Option Plan.

(4)      All of such shares are owned jointly with Mr. Murphy's wife.

(5) All shares are held by the Isler Homes, Inc. Profit Sharing Plan as to which Mr. Isler is the sole administrator and beneficiary.

(6)      Includes 7,076 shares held jointly with Mr. Ashcraft's spouse.

(7)      All of such shares are owned jointly with Mr. Kent's spouse.

(8) Includes in the case of all directors and executive officers of the Company as a group, options to purchase 3,446 shares which are held by Mr. Burns pursuant to the Company's 1992 Stock Incentive Plan and options to purchase 805 shares which are held by Mr. Mitchell pursuant to the Company's 1992 Directors' Stock Option Plan. See "Executive Compensation - Stock Options" and "Directors' Compensation."


               INFORMATION WITH RESPECT TO NOMINEES FOR DIRECTOR,
             DIRECTORS WHOSE TERM CONTINUES AND EXECUTIVE OFFICERS

ELECTION OF DIRECTORS

         The Company's Board of Directors is currently composed of five members. The Certificate of Incorporation of the Company provides that the Board of Directors shall be divided into three classes as nearly equal in number as possible, and that the members of each class shall be elected for terms of three years and when their successors are elected and qualified, with one of the three classes of directors to be elected each year.

         At the Annual Meeting, stockholders of the Company will be asked to elect two (2) directors of the Company for a three-year term and until their successors are elected and qualified. The two nominees for election as directors were selected by the Nominating Committee of the Board of Directors of the Company and both nominees currently serve as directors of the Company. There are no arrangements or understandings between the persons named and any other person pursuant to which such person was selected as a nominee for election as a director at the Annual Meeting. No director or nominee for director is related to any other director or executive officer of the Company by blood, marriage or adoption.

         If a person named as a nominee should be unable or unwilling to stand for election at the time of the Annual Meeting, the proxies will nominate and vote for a replacement nominee recommended by the Board of Directors of the Company. At this time, the Board of Directors knows of no reason why the nominees may not be able to serve as a director if elected.

         The Bylaws of the Company provide that stockholders of the Company may nominate persons for director in addition to nominees selected by the Board of Directors, provided that such nominations are in writing and delivered to the Secretary of the Company, 7711 Montgomery Road, Cincinnati, Ohio 45236, ninety
(90) days prior to the anniversary date of the mailing of proxy materials by the Company in connection with the immediately preceding annual meeting of stockholders of the Company; provided, however, that with respect to this first Annual Meeting, nominations by the stockholder must have been delivered or received no later than the close of business on the second Thursday of October 1996. Each written notice of a stockholder nomination must set forth certain information specified in the Company's Bylaws. No nominations from stockholders were received in connection with this Annual Meeting.

INFORMATION WITH RESPECT TO THE NOMINEES FOR DIRECTOR AND CONTINUING DIRECTORS

         The following tables present information concerning the nominees for director of the Company and each director whose term continues, including his or her tenure as a director of the Savings Bank and his or her principal occupation during the past five years. Each of the nominees is also a director of the Savings Bank.

           NOMINEES FOR DIRECTOR FOR THREE-YEAR TERM EXPIRING IN 2000

                                                     Position with the
                                              Company and Principal Occupation                     Director
        Name                  Age                During the Past Five Years                        Since(1)
------------------------     -----   ----------------------------------------------------------   ----------
 P. Lincoln Mitchell          72     Director;  Secretary of the Company since June 1996;            1985
                                     Secretary of the Savings Bank since June 1992;
                                     self-employed as a real estate appraiser since 1961.

 James N. Murphy              56     Director; sole stockholder of Kenwood Pharmacy,                 1992
                                     Cincinnati, Ohio, since May 1992 and was a 50%
                                     stockholder of Kunkel Pharmacy, Cincinnati, Ohio, from
                                     October 1987 to September 1991.


              THE BOARD OF DIRECTORS RECOMMENDS THAT THE NOMINEES
                            BE ELECTED AS DIRECTORS

                     DIRECTORS WITH TERMS EXPIRING IN 1998

                                                          Position with the
                                                  Company and Principal Occupation                 Director
         Name                 Age                    During the Past Five Years                    Since(1)
------------------------     -----   ----------------------------------------------------------   ----------
 Robert P. Isler               61     Director;  President and  Chairman of the Board of the         1986
                                      Company since  June 1996;  President of the  Savings Bank
                                      since June 1992 and Chairman of the Board of the Savings
                                      Bank since January 1993;  Vice President of the Savings
                                      Bank from January 1991 to June 1992;  President of Isler
                                      Homes, Inc., Okeana, Ohio, since 1964.

 Donald G. Ashcraft            61     Director;  Owner of Vintage Title Agency, Inc. since           1991
                                      September 1995;  President and co-owner of Blue Chip
                                      Title Agency, Inc. from 1988 to August 1995.

                      DIRECTOR WITH TERM EXPIRING IN 1999

                                                        Position with the
                                                Company and Principal Occupation                   Director
          Name            Age                      During the Past Five Years                      Since(1)
--------------------     -----   --------------------------------------------------------------   ----------
 Richard C. Kent           50     Director; Owner of Kent Insurance Agency, Inc., Cincinnati,        1993
                                  Ohio, since 1988.

--------------------------

(1)      Includes service with Kenwood Savings Bank.


EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS

         The following table sets forth certain information with respect to the only person who currently serves as an executive officer of the Company and the Savings Bank and who is not also a director of the Company and the Savings Bank. There are no arrangements or understandings between the Company or the Savings Bank and such person pursuant to which such person was elected an executive officer of the Company and the Savings Bank and no such officer is related to any director or other officer of the Company and the Savings Bank by blood, marriage or adoption.

                                             Position with the Company and the Savings Bank and Principal
                                                                      Occupation
     Name                       Age                           During the Past Five Years
--------------------           -----     ------------------------------------------------------------------------
 Thomas W. Burns                41       Executive Vice President and Chief Executive Officer of the Company
                                         since June 1996.  Executive Vice President and Chief Executive
                                         Officer of the Savings Bank since December 1991.  Prior to December
                                         1991, served as Controller, Cardinal State Bank, Maineville, Ohio.

COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

         Section 16(a) of the Exchange Act requires the Company's officers and directors (and the Savings Bank's officers and directors prior to the Conversion and Reorganization) and persons who own more than 10% of the Company's Common Stock, to file reports of ownership and changes in ownership with the SEC. Officers, directors and greater than 10% stockholders are required by regulation to furnish the Company with copies of all Section 16(a) forms they file. The Company knows of no person who owns 10% or more of the Company's Common Stock.

         Based solely on review of the copies of such forms furnished to the Company, the Company believes that during fiscal 1996, all Section 16(a) filing requirements applicable to its officers and directors were complied with.

THE BOARD OF DIRECTORS AND ITS COMMITTEES

         The Board of Directors of the Company meets monthly and the Board of Directors of the Savings Bank meets twice a month. Both companies may have special meetings from time-to-time as needed. During the year ended September 30, 1996, following the Company's formation in June, the Board of Directors of the Company met three times. The Board of Directors of the Savings Bank met twenty-three times during the year ended September 30, 1996. No director attended fewer than 75% in the aggregate of both the total number of Board meetings during fiscal 1996 and the total number of meetings of committees on which he served during the year.

         The Company at its December 12, 1996 Board Meeting established an Audit Committee to perform the functions previously performed by the Savings Bank's Audit Committee. The Company's Audit Committee, like the Savings Bank's Audit Committee during fiscal 1996, will examine and review the affairs and reports of the Company, including its system of internal control, as well as the reports of the independent auditors. The Audit Committee will also monitor the Company's adherence in accounting and financial reporting to generally accepted accounting principles. The Savings Bank Audit Committee met one time during fiscal 1996 and consists of Messrs. Isler, Ashcraft and Mitchell. These same individuals sit on the Company Audit Committee.

         The Nominating Committee is appointed each year prior to the Annual Meeting and nominates individuals for election as directors of the Company. The Nominating Committee did not meet during fiscal 1996 but met prior to the date of this Proxy Statement.

         The Personnel Committee reviews existing compensation, investigates new and different forms of compensation and makes recommendations with respect thereto to the Board of Directors of the Savings Bank. The Personnel Committee consists of Messrs. Ashcraft, Burns, Murphy and Isler and met two times during fiscal 1996.

                  PROPOSAL TO ADOPT THE 1996 STOCK OPTION PLAN
GENERAL

         The Board of Directors has adopted the Stock Option Plan which is designed to attract and retain qualified personnel in key positions, provide officers and key employees with a proprietary interest in the Company as an incentive to contribute to the success of the Company and reward key employees for outstanding performance. The Stock Option Plan is also designed to retain qualified directors for the Company. The Stock Option Plan provides for the grant of incentive stock options intended to comply with the requirements of
Section 422 of the Internal Revenue Code of 1986, as amended (the "Code") ("incentive stock options"), non-qualified or compensatory stock options and stock appreciation rights (collectively "Awards"). Awards will be available for grant to directors and key employees of the Company and any subsidiaries, except that non-employee directors will not be eligible to receive incentive stock options. If stockholder approval is obtained, options to acquire shares of Common Stock will be awarded to key employees of the Company and the Savings Bank and directors of the Company with an exercise price equal to the fair market value of the Common Stock on the date of the grant. The Stock Option Plan complies in all material respects with Office of Thrift Supervision ("OTS") regulations and the OTS in no way endorses or approves the Stock Option Plan.

DESCRIPTION OF THE STOCK OPTION PLAN

         The following description of the Stock Option Plan is a summary of its terms and is qualified in its entirety by reference to the Stock Option Plan, a copy of which is attached hereto as Appendix A.

         ADMINISTRATION. The Stock Option Plan is administered and interpreted by a committee of the Board of Directors ("Committee") that is composed solely of two or more "Non-Employee Directors."

         STOCK OPTIONS. Under the Stock Option Plan, the Board of Directors or the Committee determines which officers and key employees will be granted options, whether such options will be incentive or compensatory options, the number of shares subject to each option, the exercise price of each compensatory option, whether such options may be exercised by delivering other shares of Common Stock and when such options become exercisable. The per share exercise price of a stock option shall be equal to the fair market value of a share of Common Stock on the date the option is granted.

         All options granted to participants under the Stock Option Plan shall become vested and exercisable at the rate of 20% per year on each annual anniversary of the date the options were granted, and the right to exercise shall be cumulative. Notwithstanding the foregoing, no vesting shall occur on or after a participant's employment with the Company is terminated for any reason other than his death or disability. Unless the Committee shall specifically state otherwise at the time an option is granted, all options granted to participants shall become vested and exercisable in full on the date an optionee terminates his employment with or service to the Company or a subsidiary company because of his death or disability. In addition, all stock options will become vested and exercisable in full on the date an optionee terminates his employment or service to the Company or a subsidiary company as the result of a change in control of the Company, as defined in the Stock Option Plan, if, as of the date of such change in control of the Company, such treatment is either authorized or is not prohibited by applicable laws and regulations.

         Each stock option or portion thereof shall be exercisable at any time on or after it vests and is exercisable until the earlier of ten years after its date of grant or three months after the date on which the optionee's employment or service as a non-employee director terminates, unless extended by the Committee to a period not to exceed three years from such termination. However, failure to exercise incentive stock options within three months after the date on which the optionee's employment terminates may result in adverse tax consequences to the optionee. If an optionee dies while serving as an employee or a non-employee director or terminates his service as an employee or a non-employee director as a result of disability without having fully exercised his options, the optionee's executors, administrators, legatees or distributees of his estate shall have the right to exercise such options during the twelve-month period following the earlier of his death or termination due to disability, provided no option will be exercisable more than ten years from the date it was granted. Stock options are non-transferable except by will or the laws of descent and distribution. Notwithstanding the foregoing, an optionee who holds non-qualified options may transfer such options to his or her spouse, lineal ascendants, lineal descendants, or to a duly established trust for the benefit of one or more of these individuals. Options so transferred may thereafter be transferred only to the optionee who originally received the grant or to an individual or trust to whom the optionee could have initially transferred the option. Options which are so transferred shall be exercisable by the transferee according to the same terms and conditions as applied to the optionee.

         STOCK APPRECIATION RIGHTS. Under the Stock Option Plan, the Board of Directors or the Committee is authorized to grant stock appreciation rights to optionees under which an optionee may surrender any exercisable incentive stock option or compensatory stock option or any portion thereof in return for payment by the Company to the optionee of cash or Common Stock in an amount equal to the excess of the fair market value of the shares of Common Stock subject to option, or portion thereof, at the time over the exercise price of the option with respect to such shares, or a combination of cash and Common Stock. A stock appreciation right may be granted concurrently with the stock option to which it relates or at any time thereafter which is prior to the exercise or expiration of such option.

         NUMBER OF SHARES COVERED BY THE STOCK OPTION PLAN. A total of 15,765 shares of Common Stock has been reserved for issuance pursuant to the Stock Option Plan. In the event of a stock split, reverse stock split or stock dividend, the number of shares of Common Stock under the Stock Option Plan, the number of shares to which any Award relates and the exercise price per share under any option or stock appreciation right shall be adjusted to reflect such increase or decrease in the total number of shares of the Common Stock outstanding.

         AMENDMENT AND TERMINATION OF THE STOCK OPTION PLAN. Unless sooner terminated, the Stock Option Plan shall continue in effect for a period of ten years from the effective date, which is December 26, 1996, the date the Stock Option Plan was adopted by the Board and became effective by its terms. Termination of the Stock Option Plan shall not affect any previously granted Awards.

         FEDERAL INCOME TAX CONSEQUENCES. Under current provisions of the Code, the federal income tax treatment of incentive stock options and compensatory stock options is different. As regards incentive stock options, an optionee who meets certain holding period requirements will not recognize income at the time the option is granted or at the time the option is exercised, and a federal income tax deduction generally will not be available to the Company at any time as a result of such grant or exercise. With respect to compensatory stock options, the difference between the fair market value on the date of exercise and the option exercise price generally will be treated as compensation income upon exercise, and the Company will be entitled to a deduction in the amount of income so recognized by the optionee. Upon the exercise of a stock appreciation right, the holder will realize income for federal income tax purposes equal to the amount received by him, whether in cash, shares of stock or both, and the Company will be entitled to a deduction for federal income tax purposes in the same amount.

         The above description of tax consequences under federal law is necessarily general in nature and does not purport to be complete. Moreover, statutory provisions are subject to change, as are their interpretations, and their application may vary in individual circumstances. Finally, the consequences under applicable state and local income tax laws may not be the same as under the federal income tax laws.

         ACCOUNTING TREATMENT. Stock appreciation rights will, in most cases, require a charge against the earnings of the Company each year representing appreciation in the value of such rights over periods in which they become exercisable. Such charge is based on the difference between the exercise price specified in the related option and the current market price of the Common Stock. In the event of a decline in the market price of the Common Stock subsequent to a charge against earnings related to the estimated costs of stock appreciation rights, a reversal of prior charges is made in the amount of such decline (but not to exceed aggregate prior charges).

         Neither the grant nor the exercise of an incentive stock option or a non-qualified stock option under the Stock Option Plan currently requires any charge against earnings under generally accepted accounting principles. In certain circumstances, shares issuable pursuant to outstanding options under the Stock Option Plan might be considered outstanding for purposes of calculating earnings per share.

         STOCKHOLDER APPROVAL. No Awards will be granted under the Stock Option Plan unless the Stock Option Plan is approved by stockholders. Stockholder ratification of the Stock Option Plan will satisfy certain Nasdaq market listing and tax requirements.

         AWARDS TO BE GRANTED. The Board of Directors of the Company adopted the Stock Option Plan and approved the grant of incentive options to executive officers and employees of the Company and the Savings Bank and non-qualified options to non-employee directors thereof. The options shall be effective upon stockholder approval of the Stock Option Plan with a per share exercise price equal to the fair market value of a share of Common Stock on the date of such approval. The following table sets forth certain information with respect to such grants.

                                                                                       Number of Shares
          Name of Individual or                                                           Subject to
        Number of Persons in Group                         Title                         Stock Options
        --------------------------                         -----                      ------------------
 Thomas W. Burns                             Executive Vice President and Chief
                                                     Executive Officer                         788
 All executive officers as
  a group (three persons)                                   ---                              2,364

 All non-employee directors
  as a group (three persons)                                ---                              2,364

 All employees, not including
  executive officers, as a
  group (none)                                              ---                                ---

         THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR ADOPTION OF THE STOCK OPTION PLAN.

                        PROPOSAL TO ADOPT THE MANAGEMENT
                           RECOGNITION PLAN AND TRUST

GENERAL

         The Board of Directors of the Company has adopted the Recognition Plan, the objective of which is to retain qualified personnel in key positions, provide officers, key employees and directors with a proprietary interest in the Company as an incentive to contribute to its success and reward key employees for outstanding performance. Officers and key employees of the Company who are selected by the Board of Directors of the Company or a committee thereof, as well as non-employee directors of the Company, will be eligible to receive benefits under the Recognition Plan. Although no specific award determinations have been made at this time by the Board of Directors of the Company, if stockholder approval is obtained, shares will be granted to employees and to non-employee directors when and as determined by the Board and as described below. The Recognition Plan complies in all material respects with OTS regulations and the OTS in no way endorses or approves the Recognition Plan.

DESCRIPTION OF THE RECOGNITION PLAN

         The following description of the Recognition Plan is a summary of its terms and is qualified in its entirety by reference to the Recognition Plan, a copy of which is attached hereto as Appendix B.

         ADMINISTRATION. The Recognition Plan is administered and interpreted by a committee of the Board of Directors ("Committee") that is composed solely of two or more "Non-Employee Directors."

         Upon stockholder approval of the Recognition Plan, and when and as determined by the Board of Directors of the Company, the Company will acquire Common Stock on behalf of the Recognition Plan, in an amount necessary to purchase 6,306 shares of Common Stock. These shares will be acquired through open market purchases.

         GRANTS. Shares of Common Stock granted pursuant to the Recognition Plan will be in the form of restricted stock payable over a five-year period at a rate of 20% per year, beginning one year from the anniversary date of the grant. A recipient will be entitled to direct the trustee of the Recognition Plan Trust as to the voting of shares which have been awarded but not earned and allocated under the Recognition Plan. However, until such shares have been earned and allocated, they may not be sold, pledged or otherwise disposed of and are required to be held in the Recognition Plan Trust. Under the terms of the Recognition Plan, all shares which have not yet been awarded are required to be voted by the trustee in its sole discretion. In addition, any cash dividends or stock dividends declared in respect of unvested share awards will be held by the Recognition Plan Trust for the benefit of the recipients and such dividends, including any interest thereon, will be paid out proportionately by the Recognition Plan Trust to the recipients thereof as soon as practicable after the share awards become earned. Any cash dividends or stock dividends declared in respect of each vested share held by the Recognition Plan Trust will be paid by the Recognition Plan Trust as soon as practicable after the Recognition Plan Trust's receipt thereof to the recipient on whose behalf such share is then held by the Recognition Plan Trust.

         If a recipient terminates employment for reasons other than death or disability, the recipient will forfeit all rights to the allocated shares under restriction. All shares subject to an award held by a recipient whose employment with or service to the Company or any subsidiary terminates due to death or disability, as defined in the Recognition Plan, shall be deemed earned as of the recipient's last day of employment with or service to the Company or any subsidiary and shall be distributed as soon as practicable thereafter; provided, however, that awards shall be distributed in accordance with the Recognition Plan. All shares subject to an award held by a recipient also shall be deemed to be earned in the event of a change in control of the Company, as defined in the Recognition Plan, provided that as of the date of such change in control of the Company, such treatment is either authorized or is not prohibited by applicable laws and regulations.

         During the lifetime of the recipient, shares subject to an award may only be earned by and paid to the recipient, provided that shares subject to an award and rights to such shares shall be transferable by a recipient to his or her spouse, lineal ascendants, lineal descendants, or to a duly established trust. Shares subject to an award so transferred may not again be transferred other than to the recipient who originally received the grant or to an individual or trust to whom such recipient could have transferred shares subject to an award. Shares subject to awards which are transferred shall be subject to the same terms and conditions as would have applied to such shares subject to awards in the hands of the recipient who originally received the grant.

         FEDERAL INCOME TAX CONSEQUENCES. Pursuant to Section 83 of the Code, recipients of Recognition Plan awards will recognize ordinary income in an amount equal to the fair market value of the shares of Common Stock granted to them at the time that the shares vest and become transferable. A recipient of a Recognition Plan award may also elect, however, to accelerate the recognition of income with respect to his or her grant to the time when shares of Common Stock are first transferred to him or her, notwithstanding the vesting schedule of such awards. The Company will be entitled to deduct as a compensation expense for tax purposes the same amounts recognized as income by recipients of Recognition Plan awards in the year in which such amounts are included in income.

         ACCOUNTING TREATMENT. For accounting purposes, the Company will also recognize a compensation expense as shares of Common Stock granted pursuant to the Recognition Plan vest. Unlike the treatment of Recognition Plan awards for tax purposes, however, the compensation expense recognized for accounting purposes is limited to the fair market value of the Common Stock at the date of grant to recipients, rather than the fair market value of the Common Stock at the time that a Recognition Plan grant vests.

         STOCKHOLDER APPROVAL. No shares will be granted under the Recognition Plan unless the Recognition Plan is approved by stockholders. Stockholder ratification of the Recognition Plan will satisfy certain Nasdaq market listing and tax requirements.

         SHARES TO BE GRANTED. The Board of Directors of the Company has made no determination at this time as to the amount or timing of any specific grant of shares to executive officers and employees of the Company and the Savings Bank and non-employee directors thereof. Upon stockholder approval of the Recognition Plan, and when and if the Board of Directors of the Company or a committee thereof approves the granting of shares, the awards shall be effective upon the date of such grant. Awards to individual executive officers and employees of the Company and the Savings Bank and each non-employee director thereto shall not exceed 25% and 5% of the shares available under the Recognition Plan, respectively, provided, however, that awards in the aggregate to all non-employee directors shall not exceed 30% of the shares available under the Recognition Plan.

         THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR ADOPTION OF THE MANAGEMENT RECOGNITION PLAN AND TRUST.


                         ADJOURNMENT OF SPECIAL MEETING

         Each proxy solicited hereby requests authority to vote for an adjournment of the Annual Meeting, if an adjournment is deemed to be necessary. The Company may seek an adjournment of the Annual Meeting for not more than 30 days in order to enable the Company to solicit additional votes in favor of the proposals to adopt the Stock Option Plan and/or the Recognition Plan in the event that either or both of such proposals have not received the requisite vote of stockholders at the Annual Meeting and either or both of such proposals have not received the negative votes of the holders of a majority of the Company's Common Stock. If the Company desires to adjourn the meeting with respect to either or both of the foregoing proposals, it will request a motion that the meeting be adjourned for up to 30 days with respect to such proposal or proposals (and solely with respect to such proposal or proposals, provided that a quorum is present at the Annual Meeting), and no vote will be taken on such proposal(s) at the originally scheduled Annual Meeting. Each proxy solicited hereby, if properly signed and returned to the Company and not revoked prior to its use, will be voted on any motion for adjournment in accordance with the instructions contained therein. If no contrary instructions are given, each proxy received will be voted in favor of any motion to adjourn the meeting. Unless revoked prior to its use, any proxy solicited for the Annual Meeting will continue to be valid for any adjournment of the Annual Meeting, and will be voted in accordance with instructions contained therein, and if no contrary instructions are given, for the proposal(s) in question.

         Any adjournment will permit the Company to solicit additional proxies and will permit a greater expression of the stockholders' views with respect to such proposal(s). Such an adjournment would be disadvantageous to stockholders who are against the proposal(s), because an adjournment will give the Company additional time to solicit favorable votes and thus increase the chances of passing such proposal(s).

         If a quorum is not present at the Annual Meeting, no proposal will be acted upon and the Board of Directors of the Company will adjourn the Annual Meeting to a later date in order to solicit additional proxies on each of the proposal(s) being submitted to stockholders.

         An adjournment for up to 30 days will not require either the setting of a new record date or notice of the adjourned meeting as in the case of an original meeting. The Company has no reason to believe that an adjournment of the Annual Meeting will be necessary at this time.

         BECAUSE THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE PROPOSALS TO ADOPT THE STOCK OPTION PLAN AND RECOGNITION PLAN, AS DISCUSSED ABOVE, THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE POSSIBLE ADJOURNMENT OF THE ANNUAL MEETING. THE HOLDERS OF A MAJORITY OF THE COMPANY'S COMMON STOCK PRESENT, IN PERSON OR BY PROXY, AT THE ANNUAL MEETING WILL BE REQUIRED TO APPROVE A MOTION TO ADJOURN THE ANNUAL MEETING.

                             EXECUTIVE COMPENSATION

SUMMARY

         The following table sets forth a summary of certain information concerning the compensation awarded to or paid by the Company for services rendered in all capacities during the last fiscal year to the Executive Vice President and Chief Executive Officer of the Company. There were no executive officers of the Company whose total compensation during the last fiscal year exceeded $100,000.

                           SUMMARY COMPENSATION TABLE


 ==================================================================================================================================
                                              ANNUAL COMPENSATION                    LONG TERM COMPENSATION
                                       -----------------------------------------------------------------------------
                                                                OTHER                   AWARDS             PAYOUTS      ALL OTHER
           NAME AND                                             ANNUAL      ----------------------------------------   COMPENSATION
       PRINCIPAL POSITION       YEAR    SALARY     BONUS     COMPENSATION      RESTRICTED    SECURITIES                    (2)
                                                                 (1)             STOCK       UNDERLYING     LTIP
                                                                                 AWARDS       OPTIONS      PAYOUTS
 ----------------------------------------------------------------------------------------------------------------------------------
  Thomas W. Burns               1996   $63,125     $    --         --              --            --          --          $2,367
  Executive Vice President
  and Chief Executive           1995   $61,000     $ 1,000         --              --            --          --          $2,325
  Officer
                                1994   $57,930     $10,000         --              --            --          --          $5,095
 ==================================================================================================================================

---------------------------

(1) Does not include amounts attributable to miscellaneous benefits received by executive officers. The costs to the Company of providing such benefits to the named executive officer during the year ended September 30, 1996 did not exceed the lesser of $50,000 or 10% of the total of annual salary and bonus reported for such individual.

(2) Consists of amounts allocated, accrued or paid by the Savings Bank on behalf of Mr. Burns pursuant to the Savings Bank's 401(k) Profit Sharing Plan.

STOCK OPTIONS

         In connection with the Conversion and Reorganization, the Company adopted the Savings Bank's 1992 Stock Incentive Plan. The 1992 Stock Incentive Plan provides for the grant of options to purchase the Company's Common Stock to officers and employees of the Savings Bank. The maximum number of shares of the Company's Common Stock which may be issued under the 1992 Stock Incentive Plan is 7,833 shares. Options for all such shares were outstanding under such plan, none of which had been issued as of September

30, 1996. There were no option grants made during fiscal 1996 pursuant to the Company's 1992 Stock Incentive Plan.

         The following table sets forth certain information concerning exercises of stock options granted pursuant to the Company's 1992 Stock Incentive Plan by the named executive officer during the year ended September 30, 1996 and options held at September 30, 1996.


 ==============================================================================================================================
                         AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND YEAR END OPTION VALUES
 ------------------------------------------------------------------------------------------------------------------------------
                                                              Number of Securities              Value of Unexercised
                                                              Underlying Options at        In-The-Money Options at Fiscal
                                                               Fiscal-Year End(1)                   Year-End(2)
                                                        -----------------------------------------------------------------------
                            Shares
                         Acquired on         Value
         Name              Exercise         Realized      Exercisable     Unexercisable    Exercisable     Unexercisable
 ------------------------------------------------------------------------------------------------------------------------------
  Thomas W. Burns             --              --             2,584          5,249(3)         $27,778          $56,427
 ==============================================================================================================================

----------------------------

(1) As adjusted to take into consideration the exchange of common stock of the Savings Bank for Company Common Stock in the Conversion and Reorganization.

(2) Based on a per share market price of $10.75 as of September 10, 1996, as adjusted to take into consideration the exchange of common stock of the Savings Bank for Company Common Stock in the Conversion and Reorganization.

(3) Such options vest over a nine-year period at the rate of 11% per year, commencing November 13, 1992.

DIRECTORS' COMPENSATION

         During the year ended September 30, 1996, following the Company's formation in June, each member of the Board of Directors of the Company received a monthly fee of $200. During the year ended September 30, 1996, each member of the Board of Directors of the Savings Bank received a monthly fee of $764, except Mr. Isler, the President and Chairman of the Board of the Savings Bank, and Mr. Mitchell, the Secretary of the Savings Bank, who received monthly fees of $1,201 and $986, respectively. Mr. Isler and Mr. Mitchell are not otherwise compensated as officers of the Savings Bank. Director fees are paid regardless of attendance or the number of meetings held. Directors otherwise do not receive any fees for committee meetings.

         Prior to the Conversion and Reorganization, the Savings Bank maintained a 1992 Directors' Stock Option Plan which provided for the grant of options to purchase the Savings Bank's common stock to non-employee directors of the Savings Bank. Upon the consummation of the Conversion and Reorganization, the Company adopted the 1992

Directors' Stock Option Plan. The maximum number of shares which may be issued pursuant to the 1992 Directors' Stock Option Plan is 414 shares.

         In the original mutual holding company reorganization of the Savings Bank in 1992, each non-employee director of the Company was granted an option to purchase 805 shares of Common Stock at an exercise price of $10.00 per share, as adjusted to take into consideration the exchange of common stock of the Savings Bank for Common Stock of the Company in the Conversion and Reorganization. All of such options have been exercised except for options held by Mr. Mitchell. As of September 30, 1996, options for an aggregate of 805 shares were available for grant under such plan.

MANAGEMENT RECOGNITION PLAN

         In connection with the Conversion and Reorganization, the Company adopted the Savings Bank's Management Recognition Plan which provides for the award of restricted Common Stock to directors, officers and employees of the Savings Bank. The restricted stock awarded pursuant to the Management Recognition Plan vests over five years, one-fifth per year from the date of grant. As of September 30, 1996, the maximum number of shares of the Company's Common Stock available for grant under the Management Recognition Plan was 3,059 shares, and 969 shares were subject to the Plan's vesting requirements.

PROFIT SHARING PLAN

         The Savings Bank maintains a 401(k) Profit Sharing Plan ("Profit Sharing Plan"). Employees are eligible to participate on the October 1 of any year after completing one-half year of service with the Savings Bank and attaining age 20-1/2. The Profit Sharing Plan permits participants, subject to the limitations imposed by Section 401(k) of the Code, and satisfaction of the requirements of the Employee Retirement Income Security Act of 1974, as amended, ("ERISA"), to make voluntary tax defined contributions in an amount up to 7.5% of their annual base compensation. The Savings Bank may also contribute to the Profit Sharing Plan additional amounts in its discretion. During the year ended September 30, 1996, the Savings Bank contributed $8,990 to the Profit Sharing Plan, exclusive of amounts deferred by employees.

         Discretionary contributions made by the Savings Bank to the Profit Sharing Plan are allocated to the accounts of plan participants in proportion to each participant's compensation for the plan year. Benefits from the plan are payable upon a participant's death, disability, retirement at age 65 or early retirement (as defined therein), at which time the participant (or his beneficiary) will become 100% vested in his plan benefits. Any participant who separates from service prior to one of those events will be entitled to a portion of his benefits. All amounts deferred by employees are 100% vested. Vesting of matching and discretionary contributions is 20% after two years of service with an additional 20% for each additional year of service up to 6 years when full vesting occurs. The Profit Sharing Plan also provides for payment of benefits prior to separation from service to a participant experiencing financial hardship, as determined under the terms of the plan.
The
payment of benefits under the Profit Sharing Plan may be made in a single cash payment, in installments or by the purchase of an annuity.

EMPLOYEE STOCK OWNERSHIP PLAN

         The Company has established the ESOP for employees of the Company and the Savings Bank. Full-time employees of the Company and the Savings Bank who have been credited with at least 1,000 hours of service during a twelve month period and who have attained age 21 are eligible to participate in the ESOP.

         As part of the Conversion and Reorganization, the ESOP borrowed funds to purchase 12,612 shares of Common Stock from the Company at a rate of 8.25% per annum. The loan to the ESOP is being repaid principally from the Company's and the Savings Bank's contributions to the ESOP over a period of 10 years, and the collateral for the loan is the Common Stock purchased by the ESOP. The Company may, in any plan year, make additional discretionary contributions for the benefit of plan participants in either cash or shares of Common Stock, which may be acquired through the purchase of outstanding shares in the open market or from individual stockholders, upon the original issuance of additional shares by the Company or upon the sale of treasury shares by the Company. Such purchases, if made, would be funded through additional borrowings by the ESOP or additional contributions from the Company. The timing, amount and manner of future contributions to the ESOP will be affected by various factors, including prevailing regulatory policies, the requirements of applicable laws and regulations and market conditions.

         Shares purchased by the ESOP with the proceeds of the loan are held in a suspense account and released on a pro rata basis as debt service payments are made. Discretionary contributions to the ESOP and shares released from the suspense account are allocated among participants on the basis of compensation. Forfeitures are reallocated among remaining participating employees and may reduce any amount the Company might otherwise have contributed to the ESOP. Participants vest in their right to receive their account balances pursuant to the ESOP after completing five years of service with the Savings Bank (inclusive of years of service prior to establishment of the ESOP). In the case of a change in control of the Company, as defined, however, participants will become fully vested in their account balances. Benefits are payable upon retirement, early retirement or separation from service. The Company's contributions to the ESOP are not fixed, so benefits payable under the ESOP cannot be estimated.

         The ESOP is subject to the requirements of ERISA and the regulations of the Internal Revenue Service and the Department of Labor.

INDEBTEDNESS OF MANAGEMENT

         In accordance with applicable federal laws and regulations, any credit extended by the Savings Bank to its executive officers, directors and, to the extent otherwise permitted, principal stockholder(s), or any related interest of the foregoing, must (i) be on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions by the savings institution with non-affiliated parties; (ii) be pursuant to underwriting standards that are no less stringent than those applicable to comparable transactions with non-affiliated parties; (iii) not involve more than the normal risk of repayment or present other unfavorable features; and (iv) not exceed, in the aggregate, the institution's unimpaired capital and surplus, as defined.

         With the exception of Mr. Murphy (who had in the aggregate $142,600 of loans from the Savings Bank which were secured by deposit accounts, which loans were made in the ordinary course of business, were not made with favorable terms and did not involve more than the normal risk of collectibility), no director or executive officer of the Savings Bank, including members of such persons' immediate families and affiliated entities, had loans with the Savings Bank aggregating $60,000 or more during the year ended September 30, 1996.


              RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

         The Board of Directors of the Company has appointed Clark, Schaefer, Hackett & Co. ("Clark, Schaefer"), independent certified public accountants, to perform the audit of the Company's financial statements for the year ending September 30, 1997, and further directed that the selection of auditors be submitted for ratification by the stockholders at the Annual Meeting.

         The Company has been advised by Clark, Schaefer that neither that firm nor any of its associates has any relationship with the Company or its subsidiaries other than the usual relationship that exists between independent certified public accountants and clients. Clark, Schaefer will have one or more representatives at the Annual Meeting who will have an opportunity to make a statement, if they so desire, and will be available to respond to appropriate questions.

         For each of the years in the three year period ended September 30, 1994, the Savings Bank's financial statements were audited by Grant Thornton LLP. The services of Grant Thornton LLP were discontinued in April 1995 and Clark, Schaefer was engaged in April 1995 and remains as the Company's independent auditors. The decision to change auditors was approved by the Board of Directors of the Savings Bank. Accordingly, the Savings Bank's financial statements at September 30, 1994 and for the fiscal year ended September 30, 1994 were audited by Grant Thornton LLP and the financial statements at September 30, 1996 and 1995 and for each of the two fiscal years ended September 30, 1996 were audited by Clark, Schaefer.

         For the fiscal year ended September 30, 1994, and up to the date of the discontinuation of services of Grant Thornton LLP, there were no disagreements with Grant Thornton LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to the satisfaction of Grant

Thornton LLP would have caused it to make a reference to the subject matter of the disagreement in connection with its reports.

         THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF CLARK, SCHAEFER, HACKETT & CO. AS INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING SEPTEMBER 30, 1997.


                                 OTHER MATTERS

         Management is not aware of any business to come before the Annual Meeting other than those matters described in this Proxy Statement. However, if any other matters should properly come before the Annual Meeting, it is intended that the proxies solicited hereby will be voted with respect to those other matters in accordance with the judgment of the persons voting the proxies.

         The cost of solicitation of proxies will be borne by the Company. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of the Common Stock. In addition to solicitations by mail, directors, officers and employees of the Company may solicit proxies personally or by telephone without additional compensation.


                             STOCKHOLDER PROPOSALS

         Any proposal which a stockholder wishes to have included in the proxy solicitation materials to be used in connection with the next Annual Meeting of Stockholders of the Company must be received at the main office of the Company no later than August 29, 1997. If such proposal is in compliance with all of the requirements of Rule 14a-8 of the Exchange Act, it will be included in the Proxy Statement and set forth on the form of proxy issued for the next Annual Meeting of Stockholders. It is urged that any such proposals be sent by certified mail, return receipt requested.

         No stockholder proposals were submitted in connection with this Annual Meeting. Stockholder proposals which are not submitted for inclusion in the Company's proxy materials pursuant to Rule 14a-8 under the Exchange Act may be brought before an annual meeting pursuant to Section 2.14 of the Company's Bylaws, which provides that business at an annual meeting of stockholders must be (a) properly brought before the meeting by or at the direction of the Board of Directors, or (b) otherwise properly brought before the meeting by a stockholder. For business to be properly brought before an annual meeting by a stockholder, the stockholder must have given timely notice thereof in writing to the Secretary of the Company. To be timely, a stockholders' notice must be delivered to, or mailed and received at, the principal executive offices of the Company not later than 90 days prior to the anniversary date of the immediately preceding annual meeting of stockholders of the Company. Such stockholders' notice is required to set forth certain information specified in the Company's Bylaws.


                    ANNUAL REPORTS AND FINANCIAL STATEMENTS

         Stockholders of the Company as of the record date for the Annual Meeting are being forwarded a copy of the Company's Annual Report to Stockholders for the year ended September 30, 1996 ("Annual Report"). Included in the Annual Report are the financial statements of the Savings Bank as of September 30, 1995 and the Company as of September 30, 1996 and for each of the years in the three-year period ended September 30, 1996, prepared in accordance with generally accepted accounting principles, and the related report of the Company's independent public accountants. The Annual Report is not a part of this Proxy Statement.

         UPON RECEIPT OF A WRITTEN REQUEST, THE COMPANY WILL FURNISH TO ANY STOCKHOLDER WITHOUT CHARGE A COPY OF ITS ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED SEPTEMBER 30, 1996 AND A LIST OF EXHIBITS THERETO, INCLUDING THE FINANCIAL STATEMENTS AND FINANCIAL STATEMENT SCHEDULES, REQUIRED TO BE FILED WITH THE SEC UNDER THE EXCHANGE ACT. SUCH WRITTEN REQUEST SHOULD BE DIRECTED TO KENWOOD BANCORP, INC., 7711 MONTGOMERY ROAD, CINCINNATI, OHIO 45236,
ATTENTION: SECRETARY. THE ANNUAL REPORT ON FORM 10-K IS NOT A PART OF THIS PROXY STATEMENT.


                                   BY ORDER OF THE BOARD OF DIRECTORS



                                   P. Lincoln Mitchell, Secretary

January 2, 1997
Cincinnati, Ohio

                                                                      APPENDIX A


                             KENWOOD BANCORP, INC.
                             1996 STOCK OPTION PLAN


                                   ARTICLE I
                           ESTABLISHMENT OF THE PLAN

         Kenwood Bancorp, Inc. (the "Corporation") hereby establishes this 1996 Stock Option Plan (the "Plan") upon the terms and conditions hereinafter stated.


                                   ARTICLE II
                              PURPOSE OF THE PLAN

         The purpose of this Plan is to improve the growth and profitability of the Corporation and its Subsidiary Companies by providing Employees and Non-Employee Directors with a proprietary interest in the Corporation as an incentive to contribute to the success of the Corporation and its Subsidiary Companies, and rewarding those Employees for outstanding performance and the attainment of targeted goals. All Incentive Stock Options issued under this Plan are intended to comply with the requirements of Section 422 of the Code, and the regulations thereunder, and all provisions hereunder shall be read, interpreted and applied with that purpose in mind.


                                  ARTICLE III
                                  DEFINITIONS

         3.01 "Award" means an Option or Stock Appreciation Right granted pursuant to the terms of this Plan.

         3.02 "Bank" means Kenwood Savings Bank, the wholly-owned subsidiary of the Corporation.

         3.03    "Board" means the Board of Directors of the Corporation.

         3.04 "Change in Control of the Corporation" shall be deemed to have occurred if: (i) any "person" as such term is used in Sections 13(d) and 14(d) of the Exchange Act (other than the Corporation and any trustee or other fiduciary holding securities under any employee benefit plan of the Corporation), is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Corporation representing 25% or more of the combined voting power of the Corporation's then outstanding securities; (ii) during any period of two consecutive years (not including any period prior to the adoption of the Plan), individuals who at the beginning of such period constitute the Board of Directors, and any new director whose election by the Board of Directors or nomination for election by the Corporation's stockholders was approved by a vote of at least two-thirds of the directors then still in office who either were directors at the beginning of the two-year period or whose election or nomination for election was previously so approved, cease for any reason to constitute at least a majority of the Board of Directors; (iii) the stockholders of the Corporation approve a merger or consolidation of the Corporation with any other corporation, other than a merger or consolidation that would result in the voting securities of the Corporation outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than 50% of the combined voting power of the voting securities of the Corporation outstanding immediately after such merger or consolidation; or (iv) the stockholders of the Corporation approve a plan of complete liquidation of the Corporation or an agreement for the sale or disposition by the Corporation of all or substantially all of the Corporation's assets. If any of the events enumerated in clauses (i) through (iv) occur, the Board shall determine the effective date of the Change in Control resulting therefrom for purposes of the Plan.

         3.05    "Code" means the Internal Revenue Code of 1986, as amended.

         3.06 "Committee" means a committee of two or more directors appointed by the Board pursuant to Article IV hereof, each of whom shall be a Non-Employee Director.

         3.07 "Common Stock" means shares of the common stock, $0.01 par value per share, of the Corporation.

         3.08 "Disability" means any physical or mental impairment which qualifies an Employee for disability benefits under the applicable long-term disability plan maintained by the Corporation or a Subsidiary Company, or, if no such plan applies, which would qualify such Employee for disability benefits under the Federal Social Security System.

         3.09 "Division" means the Ohio Department of Commerce, Division of Financial Institutions.

         3.10 "Effective Date" means the day upon which the Board approves this Plan.

         3.11 "Employee" means any person who is employed by the Corporation or a Subsidiary Company, or is an Officer of the Corporation or a Subsidiary Company, but not including directors who are not also Officers of or otherwise employed by the Corporation or a Subsidiary Company.

         3.12 "Exchange Act" means the Securities Exchange Act of 1934, as amended.

         3.13 "Fair Market Value" shall be equal to the fair market value per share of the Corporation's Common Stock on the date an Award is granted. For purposes hereof, the

Fair Market Value of a share of Common Stock shall be the closing sale price of a share of Common Stock on the date in question (or, if such day is not a trading day in the U.S. markets, on the nearest preceding trading day), as reported with respect to the principal market (or the composite of the markets, if more than one) or national quotation system in which such shares are then traded, or if no such closing prices are reported, the mean between the high bid and low asked prices that day on the principal market or national quotation system then in use, or if no such quotations are available, the price furnished by a professional securities dealer making a market in such shares selected by the Committee.

         3.14 "Incentive Stock Option" means any Option granted under this Plan which the Board intends (at the time it is granted) to be an incentive stock option within the meaning of Section 422 of the Code or any successor thereto.

         3.15 "Non-Employee Director" means a member of the Board who is not an Officer or Employee of the Corporation or any Subsidiary Company.

         3.16 "Non-Qualified Option" means any Option granted under this Plan which is not an Incentive Stock Option.

         3.17 "Offering" means the offering of Common Stock to the public pursuant to a Plan of Conversion and Agreement and Plan of Reorganization adopted by the Corporation, the Bank and Kenwood Federal Mutual Holding Company.

         3.18 "Officer" means an Employee whose position in the Corporation or Subsidiary Company is that of a corporate officer, as determined by the Board.

         3.19 "Option" means a right granted under this Plan to purchase Common Stock.

         3.20 "Optionee" means an Employee or Non-Employee Director to whom an Option is granted under the Plan.

         3.21    "OTS" means the Office of Thrift Supervision.

         3.22 "Retirement" means a termination of employment upon or after attainment of age sixty-five (65) or such earlier age as may be specified in any applicable qualified pension benefit plan maintained by the Corporation or a Subsidiary Company.

         3.23 "Stock Appreciation Right" means a right to surrender an Option in consideration for a payment by the Corporation in cash and/or Common Stock, as provided in the discretion of the Committee in accordance with
Section 8.11.

         3.24 "Subsidiary Companies" means those subsidiaries of the Corporation, including the Bank, which meet the definition of "subsidiary corporations" set forth in Section 425(f) of the Code, at the time of granting of the Award in question.

                                   ARTICLE IV
                           ADMINISTRATION OF THE PLAN

         4.01 DUTIES OF THE COMMITTEE. The Plan shall be administered and interpreted by the Committee, as appointed from time to time by the Board pursuant to Section 4.02. The Committee shall have the authority in its absolute discretion (subject to compliance with applicable OTS and Division regulations) to adopt, amend and rescind such rules, regulations and procedures as, in its opinion, may be advisable in the administration of the Plan, including, without limitation, rules, regulations and procedures which (i) deal with satisfaction of an Optionee's tax withholding obligation pursuant to
Section 12.02 hereof, (ii) include arrangements to facilitate the Optionee's ability to borrow funds for payment of the exercise or purchase price of an Award, if applicable, from securities brokers and dealers, and (iii) include arrangements which provide for the payment of some or all of such exercise or purchase price by delivery of previously-owned shares of Common Stock or other property and/or by withholding some of the shares of Common Stock which are being acquired. The interpretation and construction by the Committee of any provisions of the Plan, any rule, regulation or procedure adopted by it pursuant thereto or of any Award shall be final and binding in the absence of action by the Board of Directors.

         4.02 APPOINTMENT AND OPERATION OF THE COMMITTEE. The members of the Committee shall be appointed by, and will serve at the pleasure of, the Board. The Board from time to time may remove members from, or add members to, the Committee, provided the Committee shall continue to consist of two or more members of the Board, each of whom shall be a Non-Employee Director. The Committee shall act by vote or written consent of a majority of its members. Subject to the express provisions and limitations of the Plan, the Committee may adopt such rules, regulations and procedures as it deems appropriate for the conduct of its affairs. It may appoint one of its members to be chairman and any person, whether or not a member, to be its secretary or agent. The Committee shall report its actions and decisions to the Board at appropriate times but in no event less than one time per calendar year.

         4.03 REVOCATION FOR MISCONDUCT. The Board of Directors or the Committee may by resolution immediately revoke, rescind and terminate any Option, or portion thereof, to the extent not yet vested, or any Stock Appreciation Right, to the extent not yet exercised, previously granted or awarded under this Plan to an Employee who is discharged from the employ of the Corporation or a Subsidiary Company for cause, which, for purposes hereof, shall mean termination because of the Employee's personal dishonesty, incompetence, willful misconduct, breach of fiduciary duty involving personal profit, intentional failure to perform stated duties, willful violation of any law, rule, or regulation (other than traffic violations or similar offenses) or final cease-and-desist order. Options granted to a Non-Employee Director who is removed for cause pursuant to the Corporation's Certificate of Incorporation shall terminate as of the effective date of such removal.

         4.04 LIMITATION ON LIABILITY. No member of the Board of Directors nor any member of the Committee shall be liable for any action or determination made in good faith with respect to the Plan, any rule, regulation or procedure adopted by it pursuant thereto or any Awards granted under it. If any members of the Board of Directors or a member of the Committee is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of anything done or not done by him in such capacity under or with respect to the Plan, the Corporation shall, subject to the requirements of applicable laws and regulations, indemnify such member against all liabilities and expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in the best interests of the Corporation and its Subsidiary Companies and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful.

         4.05 COMPLIANCE WITH LAW AND REGULATIONS. All Awards granted hereunder shall be subject to all applicable federal and state laws, rules and regulations and to such approvals by any government or regulatory agency as may be required. The Corporation shall not be required to issue or deliver any certificates for shares of Common Stock prior to the completion of any registration or qualification of or obtaining of consents or approvals with respect to such shares under any Federal or state law or any rule or regulation of any government body, which the Corporation shall, in its sole discretion, determine to be necessary or advisable. Moreover, no Option or Stock Appreciation Right may be exercised if such exercise would be contrary to applicable laws and regulations.

         4.06 RESTRICTIONS ON TRANSFER. The Corporation may place a legend upon any certificate representing shares acquired pursuant to an Award granted hereunder noting that the transfer of such shares may be restricted by applicable laws and regulations.


                                   ARTICLE V
                                  ELIGIBILITY

         Awards may be granted to such Employees of the Corporation and its Subsidiary Companies as may be designated from time to time by the Board of Directors or the Committee. Awards may not be granted to individuals who are not Employees or Non-Employee Directors of either the Corporation or its Subsidiary Companies. Non-Employee Directors shall be eligible to receive only Non-Qualified Options.

                                   ARTICLE VI
                        COMMON STOCK COVERED BY THE PLAN

         6.01 OPTION SHARES. The aggregate number of shares of Common Stock which may be issued pursuant to this Plan, subject to adjustment as provided in
Article IX, shall be 15,765 shares, which is equal to 10.0% of the shares of Common Stock issued in the Offering. None of such shares shall be the subject of more than one Award at any time, but if an Award as to any shares is surrendered before exercise, or expires or terminates for any reason without having been exercised in full, or for any other reason ceases to be exercisable, the number of shares covered thereby shall again become available for grant under the Plan as if no Awards had been previously granted with respect to such shares. Notwithstanding the foregoing, if an Option is surrendered in connection with the exercise of a Stock Appreciation Right, or vice versa, the number of shares covered thereby shall not be available for grant under the Plan. During the time this Plan remains in effect, grants to each Employee and each Non-Employee Director shall not exceed 25% and 5% of the shares of Common Stock available under the Plan, respectively, provided, however, that grants in the aggregate to Non-Employee Directors shall not exceed 30% of the shares of Common Stock available under the Plan.


         6.02 SOURCE OF SHARES. The shares of Common Stock issued under the Plan may be authorized but unissued shares, treasury shares or shares purchased by the Corporation on the open market or from private sources for use under the Plan or, if applicable, shares held in a grantor trust created by the Corporation.



                                  ARTICLE VII
                                DETERMINATION OF
                         AWARDS, NUMBER OF SHARES, ETC.

         The Board of Directors or the Committee shall, in its discretion, determine from time to time which Employees and Non-Employee Directors will be granted Awards under the Plan, the number of shares of Common Stock subject to each Award, and whether each Option will be an Incentive Stock Option or a Non-Qualified Stock Option. In making all such determinations there shall be taken into account the duties, responsibilities and performance of each respective Employee, his present and potential contributions to the growth and success of the Corporation, his salary and such other factors as the Committee shall deem relevant to accomplishing the purposes of the Plan.

                                  ARTICLE VIII
                     OPTIONS AND STOCK APPRECIATION RIGHTS

         Each Option granted hereunder shall be on the following terms and conditions:

         8.01 STOCK OPTION AGREEMENT. The proper Officers on behalf of the Corporation and each Optionee shall execute a Stock Option Agreement which shall set forth the total number of shares of Common Stock to which it pertains, the exercise price, whether it is a Non-Qualified Option or an Incentive Stock Option, and such other terms, conditions, restrictions and privileges as the Board of Directors or the Committee in each instance shall deem appropriate, provided they are not inconsistent with the terms, conditions and provisions of this Plan. Each Optionee shall receive a copy of his executed Stock Option Agreement.

         8.02 AWARDS TO EMPLOYEES AND NON-EMPLOYEE DIRECTORS. Specific Awards to Employees and Non-Employee Directors shall be made to such persons and in such amounts as are determined by the Board of Directors or the Committee. However, Awards equal to 4,729 shares (or 30% of the number of shares available under this Plan) shall be made to Non-Employee Directors in the aggregate and no individual Non-Employee Director may receive Awards in excess of 788 shares (or 5% of the number of shares available under this Plan).

         8.03    OPTION EXERCISE PRICE.

                 (a) INCENTIVE STOCK OPTIONS. The per share price at which the subject Common Stock may be purchased upon exercise of an Incentive Stock Option shall be no less than one hundred percent (100%) of the Fair Market Value of a share of Common Stock at the time such Incentive Stock Option is granted, except as provided in Section 8.10(b), and subject to any applicable adjustment pursuant to Article IX hereof.

                 (b) NON-QUALIFIED OPTIONS. The per share price at which the subject Common Stock may be purchased upon exercise of a Non-Qualified Option shall be no less than one hundred percent (100%) of the Fair Market Value of a share of Common Stock at the time such Non-Qualified Option is granted, and subject to any applicable adjustment pursuant to Article IX hereof.

         8.04  VESTING AND EXERCISE OF OPTIONS.

                 (a) GENERAL RULES. Incentive Stock Options and Non-Qualified Options granted hereunder shall become vested and exercisable at the rate of 20% per year on each annual anniversary of the date the Option was granted, and the right to exercise shall be cumulative. Notwithstanding the foregoing, no vesting shall occur on or after an Employee's employment with the Corporation and all Subsidiary Companies is terminated for any reason other than his death or Disability. In determining the number of shares of Common

Stock with respect to which Options are vested and/or exercisable, fractional shares will be rounded up to the nearest whole number if the fraction is 0.5 or higher, and down if it is less.

                 (b) ACCELERATED VESTING. Unless the Board of Directors or the Committee shall specifically state otherwise at the time an Option is granted, all Options granted hereunder shall become vested and exercisable in full on the date an Optionee terminates his employment with or service to the Corporation or a Subsidiary Company because of his death or Disability. All options hereunder shall become immediately vested and exercisable in full on the date an Optionee terminates his employment or service to the Corporation or a Subsidiary Company as the result of a Change in Control of the Corporation if, as of the date of such Change in Control of the Corporation, such treatment is either authorized or is not prohibited by applicable laws and regulations.

         8.05  DURATION OF OPTIONS.

                 (a) GENERAL RULE. Except as provided in Sections 8.05(b) and 8.10, each Option or portion thereof granted to Employees and Non-Employee Directors shall be exercisable at any time on or after it vests and becomes exercisable until the earlier of (i) ten (10) years after its date of grant or
(ii) three (3) months after the date on which the Optionee ceases to be employed (or in the service of the Board of Directors in the case of Non-Employee Directors) by the Corporation and all Subsidiary Companies, unless the Committee in its discretion decides at the time of grant or thereafter to extend such period of exercise upon termination of employment or service from three (3) months to a period not exceeding three (3) years.

                 (b) EXCEPTIONS. If an Employee dies while in the employ of the Corporation or a Subsidiary Company or terminates employment with the Corporation or a Subsidiary Company as a result of Disability without having fully exercised his Options, the Optionee or the executors, administrators, legatees or distributee of his estate shall have the right, during the twelve-month period following the earlier of his death or Disability, to exercise such Options to the extent vested on the date of such death or Disability. If a Non-Employee Director dies while serving as a Non-Employee Director without having fully exercised his Options, the Non-Employee Director's executors, administrators, legatees or distributee of his estate shall have the right, during the twelve-month period following such death, to exercise such Options. In no event, however, shall any Option be exercisable within six (6) months after the date of grant or more than ten (10) years from the date it was granted. In the event of Retirement, an Employee or Non-Employee Director shall be entitled to the same time period set forth above in this Section 8.05(b) to exercise an Option if, as of the date of such Retirement, such treatment is either authorized or is not prohibited by applicable laws and regulations.

         8.06 NONASSIGNABILITY. Options shall not be transferable by an Optionee except by will or the laws of descent or distribution, and during an Optionee's lifetime shall be exercisable only by such Optionee or the Optionee's guardian or legal representative. Notwithstanding the foregoing, or any other provision of this Plan, an Optionee who holds Non-Qualified Options may transfer such Options to his or her spouse, lineal ascendants, lineal descendants, or to a duly established trust for the benefit of one or more of these individuals. Options so transferred may thereafter be transferred only to the Optionee who originally received the grant or to an individual or trust to whom the Optionee could have initially transferred the Option pursuant to this Section 8.06. Options which are transferred pursuant to this Section 8.06 shall be exercisable by the transferee according to the same terms and conditions as applied to the Optionee.

         8.07 MANNER OF EXERCISE. Options may be exercised in part or in whole and at one time or from time to time. The procedures for exercise shall be set forth in the written Stock Option Agreement provided for in Section 8.01 above.

         8.08 PAYMENT FOR SHARES. Payment in full of the purchase price for shares of Common Stock purchased pursuant to the exercise of any Option shall be made to the Corporation upon exercise of the Option. All shares sold under the Plan shall be fully paid and nonassessable. Payment for shares may be made by the Optionee in cash or, at the discretion of the Board of Directors or the Committee, by delivering shares of Common Stock (including shares acquired pursuant to the exercise of an Option) or other property equal in Fair Market Value to the purchase price of the shares to be acquired pursuant to the Option, by withholding some of the shares of Common Stock which are being purchased upon exercise of an Option, or any combination of the foregoing.

         8.09 VOTING AND DIVIDEND RIGHTS. No Optionee shall have any voting or dividend rights or other rights of a stockholder in respect of any shares of Common Stock covered by an Option prior to the time that his name is recorded on the Corporation's stockholder ledger as the holder of record of such shares acquired pursuant to an exercise of an Option.

         8.10 ADDITIONAL TERMS APPLICABLE TO INCENTIVE STOCK OPTIONS. All Options issued under the Plan as Incentive Stock Options will be subject, in addition to the terms detailed in Sections 8.01 to 8.09 above, to those contained in this Section 8.10.

                 (a) Notwithstanding any contrary provisions contained elsewhere in this Plan and as long as required by Section 422 of the Code, the aggregate Fair Market Value, determined as of the time an Incentive Stock Option is granted, of the Common Stock with respect to which Incentive Stock Options are exercisable for the first time by the Optionee during any calendar year under this Plan and stock options that satisfy the requirements of Section 422 of the Code under any other stock option plan or plans maintained by the Corporation (or any parent or Subsidiary Company), shall not exceed $100,000.

                 (b) LIMITATION ON TEN PERCENT STOCKHOLDERS. The price at which shares of Common Stock may be purchased upon exercise of an Incentive Stock Option granted to an individual who, at the time such Incentive Stock Option is granted, owns, directly or indirectly, more than ten percent (10%) of the total combined voting power of all classes of stock issued to stockholders of the Corporation or any Subsidiary Company, shall be no less than one hundred and ten percent (110%) of the Fair Market Value of a share of the Common Stock of the Corporation at the time of grant, and such Incentive Stock Option shall by its terms not be exercisable after the earlier of the date determined under Section 8.04 or the expiration of five (5) years from the date such Incentive Stock Option is granted.

                 (c) NOTICE OF DISPOSITION; WITHHOLDING; ESCROW. An Optionee shall immediately notify the Corporation in writing of any sale, transfer, assignment or other disposition (or action constituting a disqualifying disposition within the meaning of Section 421 of the Code) of any shares of Common Stock acquired through exercise of an Incentive Stock Option, within two (2) years after the grant of such Incentive Stock Option or within one (1) year after the acquisition of such shares, setting forth the date and manner of disposition, the number of shares disposed of and the price at which such shares were disposed of. The Corporation shall be entitled to withhold from any compensation or other payments then or thereafter due to the Optionee such amounts as may be necessary to satisfy any withholding requirements of Federal or state law or regulation and, further, to collect from the Optionee any additional amounts which may be required for such purpose. The Board of Directors or the Committee may, in its discretion, require shares of Common Stock acquired by an Optionee upon exercise of an Incentive Stock Option to be held in an escrow arrangement for the purpose of enabling compliance with the provisions of this Section 8.10(c).

         8.11    STOCK APPRECIATION RIGHTS.

                 (a) GENERAL TERMS AND CONDITIONS. The Board of Directors or the Committee may, but shall not be obligated to, authorize the Corporation, on such terms and conditions as it deems appropriate in each case, to grant rights to Optionees to surrender an exercisable Option, or any portion thereof, in consideration for the payment by the Corporation of an amount equal to the excess of the Fair Market Value of the shares of Common Stock subject to the Option, or portion thereof, surrendered over the exercise price of the Option with respect to such shares (any such authorized surrender and payment being hereinafter referred to as a "Stock Appreciation Right"). Such payment, at the discretion of the Committee, may be made in shares of Common Stock valued at the then Fair Market Value thereof, or in cash, or partly in cash and partly in shares of Common Stock.

         The terms and conditions set with respect to a Stock Appreciation Right may include (without limitation), subject to other provisions of this
Section 8.11 and the Plan, the period during which, date by which or event upon which the Stock Appreciation Right may be exercised (which shall be on the same terms as the Option to which it relates pursuant to Section 8.04 hereunder); the method for valuing shares of Common Stock for purposes of this Section 8.11; a ceiling on the amount of consideration which the Corporation may pay in connection with exercise and cancellation of the Stock Appreciation Right; and arrangements for income tax withholding. The Board of Directors or the Committee shall have complete discretion to determine whether, when and to whom Stock Appreciation Rights may be granted. Notwithstanding the foregoing, the Corporation may not permit the exercise of a Stock Appreciation Right issued pursuant to this Plan until the Corporation has been subject to the reporting requirements of Section 13 of the Exchange Act for a period of at least one year prior to the exercise of any such Stock Appreciation Right.

                 (b) TIME LIMITATIONS. If a holder of a Stock Appreciation Right terminates service with the Corporation, the Stock Appreciation Right may be exercised only within the period, if any, within which the Option to which it relates may be exercised. Notwithstanding the foregoing, any election by an Optionee to exercise the Stock Appreciation Rights provided in this Plan shall be made during the period beginning on the third business day following the release for publication of quarterly or annual financial information required to be prepared and disseminated by the Corporation pursuant to the requirements of the Exchange Act and ending on the twelfth business day following such date. The required release of information shall be deemed to have been satisfied when the specified financial data appears on or in a wire service, financial news service or newspaper of general circulation or is otherwise first made publicly available.

                 (c) EFFECTS OF EXERCISE OF STOCK APPRECIATION RIGHTS OR OPTIONS. Upon the exercise of a Stock Appreciation Right, the number of shares of Common Stock available under the Option to which it relates shall decrease by a number equal to the number of shares for which the Stock Appreciation Right was exercised. Upon the exercise of an Option, any related Stock Appreciation Right shall terminate as to any number of shares of Common Stock subject to the Stock Appreciation Right that exceeds the total number of shares for which the Option remains unexercised.

                 (d) TIME OF GRANT. A Stock Appreciation Right may be granted concurrently with the Option to which it relates or at any time thereafter prior to the exercise or expiration of such Option.

                 (e) NON-TRANSFERABLE. The holder of a Stock Appreciation Right may not transfer or assign the Stock Appreciation Right otherwise than by will or in accordance with the laws of descent and distribution, and during a holder's lifetime a Stock Appreciation Right may be exercisable only by the holder.


                                   ARTICLE IX
                        ADJUSTMENTS FOR CAPITAL CHANGES

         The aggregate number of shares of Common Stock available for issuance under this Plan, the number of shares to which any Award relates and the exercise price per share of Common Stock under any Award shall be proportionately adjusted for any increase or decrease in the total number of outstanding shares of Common Stock issued subsequent to the effective date of this Plan resulting from a split, subdivision or consolidation of shares or any other capital adjustment, the payment of a stock dividend, or other increase or decrease in such shares effected without receipt or payment of consideration by the Corporation. If, upon a merger, consolidation, reorganization, liquidation, recapitalization or the like of the Corporation, the shares of the Corporation's Common Stock shall be exchanged for other securities of the Corporation or of another corporation, each recipient of an Award shall be entitled, subject to the conditions herein stated, to purchase or acquire such number of shares of Common Stock or amount of other securities of the Corporation or such other corporation as were exchangeable for the number of shares of Common Stock of the Corporation which such Optionees would have been entitled to purchase or acquire except for such action, and appropriate adjustments shall be made to the per share exercise price of outstanding Awards. Notwithstanding any provision to the contrary, the exercise price of shares subject to outstanding Awards may be proportionately adjusted upon the payment of a special large and nonrecurring dividend that has the effect of a return of capital to the stockholders.


                                   ARTICLE X
                     AMENDMENT AND TERMINATION OF THE PLAN

         The Board may, by resolution, at any time terminate or amend the Plan with respect to any shares of Common Stock as to which Awards have not been granted, subject to regulations of the OTS and the Division and any required stockholder approval or any stockholder approval which the Board may deem to be advisable for any reason, such as for the purpose of obtaining or retaining any statutory or regulatory benefits under tax, securities or other laws or satisfying any applicable stock exchange listing requirements. The Board may not, without the consent of the holder of an Award, alter or impair any Award previously granted or awarded under this Plan as specifically authorized herein.


                                   ARTICLE XI
                               EMPLOYMENT RIGHTS

         Neither the Plan nor the grant of any Awards hereunder nor any action taken by the Committee or the Board in connection with the Plan shall create any right on the part of any Employee or Non-Employee Director of the Corporation or a Subsidiary Company to continue in such capacity.


                                  ARTICLE XII
                                  WITHHOLDING

         12.01 TAX WITHHOLDING. The Corporation may withhold from any cash payment made under this Plan sufficient amounts to cover any applicable withholding and employment taxes, and if the amount of such cash payment is insufficient, the Corporation may require the Optionee to pay to the Corporation the amount required to be withheld as a condition to delivering the shares acquired pursuant to an Award. The Corporation also may withhold or collect amounts with respect to a disqualifying disposition of shares of Common Stock acquired pursuant to exercise of an Incentive Stock Option, as provided in Section 8.10(c).

         12.02 METHODS OF TAX WITHHOLDING. The Board of Directors or the Committee is authorized to adopt rules, regulations or procedures which provide for the satisfaction of an Optionee's tax withholding obligation by the retention of shares of Common Stock to which the Employee would otherwise be entitled pursuant to an Award and/or by the Optionee's delivery of previously-owned shares of Common Stock or other property.


                                  ARTICLE XIII
                        EFFECTIVE DATE OF THE PLAN; TERM

         13.01 EFFECTIVE DATE OF THE PLAN. This Plan shall become effective on the Effective Date, and Awards may be granted hereunder as of or after the Effective Date and prior to the termination of the Plan, provided that no Incentive Stock Option issued pursuant to this Plan shall qualify as such unless this Plan is approved by the requisite vote of the holders of the outstanding voting shares of the Corporation at a meeting of stockholders of the Corporation held within twelve (12) months of the Effective Date. Notwithstanding the foregoing or anything to the contrary in this Plan, the implementation of this Plan and any Awards granted pursuant hereto are subject to the non-objection of the OTS in the first year after the completion of the Offering and approval of the Corporation's stockholders.

         13.02 TERM OF PLAN. Unless sooner terminated, this Plan shall remain in effect for a period of ten (10) years ending on the tenth anniversary of the Effective Date. Termination of the Plan shall not affect any Awards previously granted and such Awards shall remain valid and in effect until they have been fully exercised or earned, are surrendered or by their terms expire or are forfeited.


                                  ARTICLE XIV
                                 MISCELLANEOUS

         14.01 GOVERNING LAW. To the extent not governed by Federal law, this Plan shall be construed under the laws of the State of Delaware.

         14.02 PRONOUNS. Wherever appropriate, the masculine pronoun shall include the feminine pronoun, and the singular shall include the plural.

                                                                      APPENDIX B


                             KENWOOD BANCORP, INC.
                MANAGEMENT RECOGNITION PLAN AND TRUST AGREEMENT


                                   ARTICLE I
                      ESTABLISHMENT OF THE PLAN AND TRUST

         1.01 Kenwood Bancorp, Inc. (the "Corporation") hereby establishes a Management Recognition Plan (the "Plan") and Trust (the "Trust") upon the terms and conditions hereinafter stated in this 1996 Management Recognition Plan and Trust Agreement (the "Agreement").

         1.02 The Trustee hereby accepts this Trust and agrees to hold the Trust assets existing on the date of this Agreement and all additions and accretions thereto upon the terms and conditions hereinafter stated.


                                   ARTICLE II
                              PURPOSE OF THE PLAN

         2.01 The purpose of the Plan is to retain personnel of experience and ability in key positions by providing Employees and Non-Employee Directors of the Corporation and of Kenwood Savings Bank (the "Bank") with a proprietary interest in the Corporation as compensation for their contributions to the Corporation, the Bank, and any other Subsidiaries and as an incentive to make such contributions in the future.


                                  ARTICLE III
                                  DEFINITIONS

         The following words and phrases when used in this Agreement with an initial capital letter, unless the context clearly indicates otherwise, shall have the meanings set forth below. Wherever appropriate, the masculine pronouns shall include the feminine pronouns and the singular shall include the plural.

         3.01 "Bank" means Kenwood Savings Bank, the wholly-owned subsidiary of the Corporation.

         3.02 "Beneficiary" means the person or persons designated by a Recipient to receive any benefits payable under the Plan in the event of such Recipient's death. Such person or persons shall be designated in writing on forms provided for this purpose by the Committee and may be changed from time to time by similar written notice to the Committee. In the absence of a written designation, the Beneficiary shall be the Recipient's surviving spouse, if any, or if none, his estate.

         3.03    "Board" means the Board of Directors of the Corporation.

         3.04 "Change in Control of the Corporation" shall be deemed to have occurred if: (i) any "person" as such term is used in Sections 13(d) and 14(d) of the Exchange Act (other than the Corporation and any trustee or other fiduciary holding securities under any employee benefit plan of the Corporation), is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Corporation representing 25% or more of the combined voting power of the Corporation's then outstanding securities; (ii) during any period of two consecutive years (not including any period prior to the adoption of the Plan), individuals who at the beginning of such period constitute the Board of Directors, and any new director whose election by the Board of Directors or nomination for election by the Corporation's stockholders was approved by a vote of at least two-thirds of the directors then still in office who either were directors at the beginning of the two-year period or whose election or nomination for election was previously so approved, cease for any reason to constitute at least a majority of the Board of Directors; (iii) the stockholders of the Corporation approve a merger or consolidation of the Corporation with any other corporation, other than a merger or consolidation that would result in the voting securities of the Corporation outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than 50% of the combined voting power of the voting securities of the Corporation outstanding immediately after such merger or consolidation; or
(iv) the stockholders of the Corporation approve a plan of complete liquidation of the Corporation or an agreement for the sale or disposition by the Corporation of all or substantially all of the Corporation's assets. If any of the events enumerated in clauses (i) through (iv) occur, the Board shall determine the effective date of the Change in Control resulting therefrom for purposes of the Plan.

         3.05    "Code" means the Internal Revenue Code of 1986, as amended.

         3.06 "Committee" means the committee appointed by the Board pursuant to Article IV hereof.

         3.07 "Common Stock" means shares of the common stock, $0.01 par value per share, of the Corporation.

         3.08 "Disability" means any physical or mental impairment which qualifies an Employee for disability benefits under the applicable long-term disability plan maintained by the Corporation or any Subsidiary or, if no such plan applies, which would qualify such Employee for disability benefits under the Federal Social Security System.

         3.09 "Division" means the Ohio Department of Commerce, Division of Financial Institutions.

         3.10 "Effective Date" means the day upon which the Board approves this Plan.

         3.11 "Employee" means any person who is employed by the Corporation, the Bank, or any Subsidiary, or is an officer of the Corporation, the Bank, or any Subsidiary, including officers or other employees who may be directors of the Corporation.

         3.12 "Exchange Act" means the Securities Exchange Act of 1934, as amended.

         3.13 "Non-Employee Director" means a member of the Board who is not an Employee.

         3.14    "OTS" means the Office of Thrift Supervision.

         3.15 "Plan Shares" or "Shares" means shares of Common Stock held in the Trust which may be distributed to a Recipient pursuant to the Plan.

         3.16 "Plan Share Award" or "Award" means a right granted under this Plan to receive a distribution of Plan Shares upon completion of the service requirements described in Article VII.

         3.17 "Recipient" means an Employee or Non-Employee Director who receives a Plan Share Award under the Plan.

         3.18 "Subsidiary" means Kenwood Savings Bank and any other subsidiaries of the Corporation or the Bank which, with the consent of the Board, agree to participate in this Plan.

         3.19 "Trustee" means such firm, entity or persons approved by the Board of Directors to hold legal title to the Plan for the purposes set forth herein.


                                   ARTICLE IV
                           ADMINISTRATION OF THE PLAN

         4.01 ROLE OF THE COMMITTEE. The Plan shall be administered and interpreted by the Committee, which shall consist of two or more members of the Board, each of whom shall be a Non-Employee Director. The Committee shall have all of the powers allocated to it in this and other Sections of the Plan. The interpretation and construction by the Committee of any provisions of the Plan or of any Plan Share Award granted hereunder shall be final and binding in the absence of action by the Board of Directors. The Committee shall act by vote or written consent of a majority of its members. Subject to the express provisions and limitations of the Plan and subject to compliance with applicable OTS and Division regulations, the Committee may adopt such rules, regulations and procedures as it deems appropriate for the conduct of its affairs. The Committee shall report its actions and decisions with respect to the Plan to the Board at appropriate times, but in no event less than one time per calendar year.

         4.02 ROLE OF THE BOARD. The members of the Committee and the Trustee shall be appointed or approved by, and will serve at the pleasure of, the Board. The Board may in its discretion from time to time remove members from, or add members to, the Committee, and may remove or replace the Trustee, provided that any directors who are selected as members of the Committee shall be Non-Employee Directors.

         4.03 LIMITATION ON LIABILITY. No member of the Board or the Committee shall be liable for any determination made in good faith with respect to the Plan or any Plan Shares or Plan Share Awards granted under it. If a member of the Board or the Committee is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of anything done or not done by him in such capacity under or with respect to the Plan, the Corporation shall, subject to the requirements of applicable laws and regulations, indemnify such member against all liabilities and expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in the best interests of the Corporation and any Subsidiaries and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful.

         4.04 COMPLIANCE WITH LAWS AND REGULATIONS. All Awards granted hereunder shall be subject to all applicable federal and state laws, rules and regulations and to such approvals by any government or regulatory agency or stockholders as may be required.


                                   ARTICLE V
                                 CONTRIBUTIONS

         5.01 AMOUNT AND TIMING OF CONTRIBUTIONS. The Board shall determine the amount (or the method of computing the amount) and timing of any contributions by the Corporation and any Subsidiaries to the Trust established under this Plan. Such amounts may be paid in cash or in shares of Common Stock and shall be paid to the Trust at the designated time of contribution. No contributions by Employees or Directors shall be permitted.

         5.02    INVESTMENT OF TRUST ASSETS; NUMBER OF PLAN SHARES.  Subject to
Section 8.02 hereof, the Trustee shall invest all of the Trust's assets primarily in Common Stock. The aggregate number of Plan Shares available for distribution pursuant to this Plan shall be

6,306 shares of Common Stock, which shares shall be purchased from the Corporation and/or from stockholders thereof by the Trust with funds contributed by the Corporation. During the time this Plan remains in effect, Awards to each Employee and each Non-Employee Director shall not exceed 25% and 5% of the shares of Common Stock available under the Plan, respectively, provided, however, that Awards in the aggregate to all Non-Employee Directors shall not exceed 30% of the shares of Common Stock available under the Plan.


                                   ARTICLE VI
                            ELIGIBILITY; ALLOCATIONS

         6.01 AWARDS TO NON-EMPLOYEE DIRECTORS. Plan Share Awards to Non-Employee Directors shall be made to such persons and in such amounts as determined by the Board of Directors or the Committee. However, Plan Share Awards equal to 1,891 shares (or 30% of the number of shares available under this Plan) shall be made to Non-Employee Directors in the aggregate and no individual Non-Employee Director may receive Plan Share Awards in excess of 315 shares (or 5% of the number of shares available under this Plan). In the event of a forfeiture of the right to any Shares subject to an Award, such forfeited Shares shall be reallocated on the first day of the month following such forfeiture to the remaining Non-Employee Directors who are eligible to receive such re-allocation by dividing the number of forfeited shares of Common Stock by such remaining number of Non-Employee Directors at such time.

         6.02 AWARDS TO EMPLOYEES. Plan Share Awards may be made to such Employees as may be selected by the Board of Directors or the Committee, subject to the maximum number of shares as determined under Section 5.02 hereof. In selecting those Employees to whom Plan Share Awards may be granted and the number of Shares covered by such Awards, the Board of Directors or the Committee shall consider the duties, responsibilities and performance of each respective Employee, his present and potential contributions to the growth and success of the Corporation, his salary and such other factors as the Committee shall deem relevant to accomplishing the purposes of the Plan. The Board of Directors or the Committee may, but shall not be required to, request the written recommendation of the Chief Executive Officer of the Corporation other than with respect to Plan Share Awards to be granted to him.

         6.03 FORM OF ALLOCATION. As promptly as practicable after a determination is made pursuant to Sections 6.01 or 6.02 that a Plan Share Award is to be issued (subject to the maximum number of shares as determined under Section 5.02 hereof), the Board of Directors or the Committee shall notify the Recipient in writing of the grant of the Award, the number of Plan Shares covered by the Award, and the terms upon which the Plan Shares subject to the Award shall be distributed to the Recipient. The date on which the Committee so notifies the Recipient shall be considered the date of grant of the Plan Share

Award. The Board of Directors or the Committee shall maintain records as to all grants of Plan Share Awards under the Plan.

         6.04 ALLOCATIONS NOT REQUIRED TO ANY SPECIFIC EMPLOYEE. Notwithstanding anything to the contrary in Section 6.02 hereof, no Employee shall have any right or entitlement to receive a Plan Share Award hereunder, such Awards being at the total discretion of the Committee.

                                  ARTICLE VII
             EARNING AND DISTRIBUTION OF PLAN SHARES; VOTING RIGHTS

         7.01    EARNING PLAN SHARES; FORFEITURES.

                 (a) GENERAL RULES. Subject to the terms hereof, Plan Share Awards shall be earned by a Recipient at the rate of twenty percent (20%) of the aggregate number of Shares covered by the Award as of each annual anniversary of the date of grant of the Award. If the employment of an Employee or service as a Non-Employee Director is terminated prior to the fifth
(5th) annual anniversary of the date of grant of a Plan Share Award for any reason (except as specifically provided in subsections (b) and (c) below), the Recipient shall forfeit the right to any Shares subject to the Award which have not theretofore been earned. In the event of a forfeiture of the right to any Shares subject to an Award, such forfeited Shares shall become available for allocation pursuant to Section 6.02 hereof as if no Award had been previously granted with respect to such Shares. No fractional shares shall be distributed pursuant to this Plan. In determining the number of Plan Shares which are to be earned, fractional Shares shall be rounded down to the nearest whole number, provided that such fractional Shares shall be aggregated and distributed on the fifth annual anniversary of the date of grant.

                 (b) EXCEPTION FOR TERMINATIONS DUE TO DEATH OR DISABILITY. Notwithstanding the general rule contained in Section 7.01(a), all Plan Shares subject to a Plan Share Award held by a Recipient whose employment with or service to the Corporation or any Subsidiary terminates due to death or Disability shall be deemed earned as of the Recipient's last day of employment with the Corporation or any Subsidiary and shall be distributed as soon as practicable thereafter; provided, however, that Awards shall be distributed in accordance with Section 7.03(a).

                 (c) EXCEPTION FOR TERMINATIONS AFTER A CHANGE IN CONTROL OF THE CORPORATION. Notwithstanding the general rule contained in Section 7.01(a), all Plan Shares subject to a Plan Share Award held by a Recipient shall be deemed to be earned in the event of a Change in Control of the Corporation if, as of the date of such Change in Control of the Corporation, such treatment is either authorized or is not prohibited by applicable laws and regulations.

                 (d) REVOCATION FOR MISCONDUCT. Notwithstanding anything hereinafter to the contrary, the Board may by resolution immediately revoke, rescind and terminate any Plan Share Award, or portion thereof, previously awarded under this Plan, to the extent Plan Shares have not been distributed hereunder to the Recipient, whether or not yet earned, in the case of an Employee who is discharged from the employ of the Corporation or any Subsidiary for cause (as hereinafter defined). Termination for cause shall mean termination because of the Employee's personal dishonesty, incompetence, willful misconduct, breach of fiduciary duty involving personal profit, intentional failure to perform stated duties, willful violation of any law, rule, or regulation (other than traffic violations or similar offenses) or final cease-and-desist order. Plan Share Awards granted to a Non-Employee Director who is removed for cause pursuant to the Corporation's Certificate of Incorporation shall terminate as of the effective date of such removal.

         7.02 DISTRIBUTION OF DIVIDENDS. Any cash dividends (including special large and non-recurring dividends including one that has the effect of a return of capital to the Corporation's stockholders) or stock dividends declared in respect of each unvested Plan Share Award will be held by the Trust for the benefit of the Recipient on whose behalf such Plan Share Award is then held by the Trust and such dividends, including any interest thereon, will be paid out proportionately by the Trust to the Recipient thereof as soon as practicable after the Plan Share Awards become earned. Any cash dividends or stock dividends declared in respect of each vested Plan Share held by the Trust will be paid by the Trust, as soon as practicable after the Trust's receipt thereof, to the Recipient on whose behalf such Plan Share is then held by the Trust.

         7.03    DISTRIBUTION OF PLAN SHARES.

                 (a) TIMING OF DISTRIBUTIONS: GENERAL RULE. Plan Shares shall be distributed to the Recipient or his Beneficiary, as the case may be, as soon as practicable after they have been earned.

                 (b) FORM OF DISTRIBUTIONS. All Plan Shares, together with any Shares representing stock dividends, shall be distributed in the form of Common Stock. One share of Common Stock shall be given for each Plan Share earned and distributable. Payments representing cash dividends shall be made in cash.

                 (c) WITHHOLDING. The Trustee may withhold from any cash payment or Common Stock distribution made under this Plan sufficient amounts to cover any applicable withholding and employment taxes, and if the amount of a cash payment is insufficient, the Trustee may require the Recipient or Beneficiary to pay to the Trustee the amount required to be withheld as a condition of delivering the Plan Shares. The Trustee shall pay over to the Corporation or any Subsidiary which employs or employed such Recipient any such amount withheld from or paid by the Recipient or Beneficiary.

                 (d) RESTRICTIONS ON SELLING OF PLAN SHARES. Plan Share Awards may not be sold, assigned, pledged or otherwise disposed of prior to the time that they are earned and distributed pursuant to the terms of this Plan. Following distribution, the Board of Directors or the Committee may require the Recipient or his Beneficiary, as the case may be, to agree not to sell or otherwise dispose of his distributed Plan Shares except in accordance with all then applicable federal and state securities laws, and the Committee may cause a legend to be placed on the stock certificate(s) representing the distributed Plan Shares in order to restrict the transfer of the distributed Plan Shares for such period of time or under such circumstances as the Committee, upon the advice of counsel, may deem appropriate.

         7.04 VOTING OF PLAN SHARES. All Plan Shares which have not yet been earned and allocated shall be voted by the Trustee in its sole discretion.


                                  ARTICLE VIII
                                     TRUST

         8.01 TRUST. The Trustee shall receive, hold, administer, invest and make distributions and disbursements from the Trust in accordance with the provisions of the Plan and Trust and the applicable directions, rules, regulations, procedures and policies established by the Committee pursuant to the Plan.

         8.02 MANAGEMENT OF TRUST. It is the intent of this Plan and Trust that the Trustee shall have complete authority and discretion with respect to the arrangement, control and investment of the Trust, and that the Trustee shall invest all assets of the Trust in Common Stock to the fullest extent practicable, except to the extent that the Trustee determine that the holding of monies in cash or cash equivalents is necessary to meet the obligations of the Trust. In performing their duties, the Trustee shall have the power to do all things and execute such instruments as may be deemed necessary or proper, including the following powers:

                 (a) To invest up to one hundred percent (100%) of all Trust assets in Common Stock without regard to any law now or hereafter in force limiting investments for trustees or other fiduciaries. The investment authorized herein may constitute the only investment of the Trust, and in making such investment, the Trustee is authorized to purchase Common Stock from the Corporation or from any other source, and such Common Stock so purchased may be outstanding, newly issued, or treasury shares.

                 (b) To invest any Trust assets not otherwise invested in accordance with (a) above, in such deposit accounts, and certificates of deposit, obligations of the United States Government or its agencies or such other investments as shall be considered the equivalent of cash.

                 (c) To sell, exchange or otherwise dispose of any property at any time held or acquired by the Trust.

                 (d) To cause stocks, bonds or other securities to be registered in the name of a nominee, without the addition of words indicating that such security is an asset of the Trust (but accurate records shall be maintained showing that such security is an asset of the Trust).

                 (e) To hold cash without interest in such amounts as may in the opinion of the Trustee be reasonable for the proper operation of the Plan and Trust.

                 (f) To employ brokers, agents, custodians, consultants and accountants.

                 (g) To hire counsel to render advice with respect to their rights, duties and obligations hereunder, and such other legal services or representation as they may deem desirable.

                 (h) To hold funds and securities representing the amounts to be distributed to a Recipient or his Beneficiary as a consequence of a dispute as to the disposition thereof, whether in a segregated account or held in common with other assets of the Trust.

         Notwithstanding anything herein contained to the contrary, the Trustee shall not be required to make any inventory, appraisal or settlement or report to any court, or to secure any order of court for the exercise of any power herein contained, or give bond.

         8.03 RECORDS AND ACCOUNTS. The Trustee shall maintain accurate and detailed records and accounts of all transactions of the Trust, which shall be available at all reasonable times for inspection by any legally entitled person or entity to the extent required by applicable law, or any other person determined by the Board of Directors or the Committee.

         8.04 EXPENSES. All costs and expenses incurred in the operation and administration of this Plan shall be borne by the Corporation.

         8.05 INDEMNIFICATION. Subject to the requirements of applicable laws and regulations, the Corporation shall indemnify, defend and hold the Trustee harmless against all claims, expenses and liabilities arising out of or related to the exercise of the Trustee's powers and the discharge of its duties hereunder, unless the same shall be due to the Trustee's gross negligence or willful misconduct.

                                   ARTICLE IX
                                 MISCELLANEOUS

         9.01 ADJUSTMENTS FOR CAPITAL CHANGES. The aggregate number of Plan Shares available for distribution pursuant to the Plan Share Awards and the number of Shares to which any Plan Share Award relates shall be proportionately adjusted for any increase or decrease in the total number of outstanding shares of Common Stock issued subsequent to the effective date of the Plan resulting from any split, subdivision or consolidation of shares or other capital adjustment, or other increase or decrease in such shares effected without receipt or payment of consideration by the Corporation.

         9.02 AMENDMENT AND TERMINATION OF PLAN. The Board may, by resolution, at any time amend or terminate the Plan and the Trust (including amendments which may result in the merger of the Plan or the Trust with and into other plans or trusts of the Corporation or successor thereto), subject to regulations of the OTS and/or the Division and any required stockholder approval or any stockholder approval which the Board may deem to be advisable for any reason, such as for the purpose of obtaining or retaining any statutory or regulatory benefits under tax, securities or other laws or satisfying any applicable stock exchange listing requirements. The Board may not, without the consent of the Recipient, alter or impair his Plan Share Award except as specifically authorized herein. Upon termination of the Plan, the Recipient's Plan Share Awards shall be distributed to the Recipient in accordance with the terms of Article VII hereof.

         9.03 NONTRANSFERABLE. During the lifetime of the Recipient, Plan Shares may only be earned by and paid to the Recipient who was notified in writing of the Award pursuant to Section 6.03, provided that Plan Share Awards and rights to Plan Shares shall be transferable by a Recipient to his or her spouse, lineal ascendants, lineal descendants, or to a duly established trust. Plan Share Awards so transferred may not again be transferred other than to the Recipient who originally received the grant of Plan Share Awards or to an individual or trust to whom such Recipient could have transferred Plan Share Awards pursuant to this Section 9.03. Plan Share Awards which are transferred pursuant to this Section 9.03 shall be subject to the same terms and conditions as would have applied to such Plan Share Awards in the hands of the Recipient who originally received the grant of such Plan Share Award. No Recipient or Beneficiary shall have any right in or claim to any assets of the Plan or Trust, nor shall the Corporation or any Subsidiary be subject to any claim for benefits hereunder.

         9.04 EMPLOYMENT OR SERVICE RIGHTS. Neither the Plan nor any grant of a Plan Share Award or Plan Shares hereunder nor any action taken by the Trustee, the Committee or the Board in connection with the Plan shall create any right on the part of any Employee or Non-Employee Director to continue in such capacity.

         9.05 VOTING AND DIVIDEND RIGHTS. No Recipient shall have any voting or dividend rights or other rights of a stockholder in respect of any Plan Shares covered by a Plan Share

Award, except as expressly provided in Sections 7.02 and 7.04 above, prior to the time said Plan Shares are actually earned and distributed to him.

         9.06 GOVERNING LAW. To the extent not governed by Federal law, the Plan and Trust shall be governed by the laws of the State of Delaware.

         9.07 EFFECTIVE DATE. This Plan shall be effective as of the Effective Date, and Awards may be granted hereunder as of or after the Effective Date and as long as the Plan remains in effect. Notwithstanding the foregoing or anything to the contrary in this Plan, the implementation of this Plan and any Awards granted pursuant hereto are subject to the non-objection of the OTS and approval of the Corporation's stockholders.

         9.08 TERM OF PLAN. This Plan shall remain in effect until the earlier of (1) ten (10) years from the Effective Date, (2) termination by the Board, or (3) the distribution to Recipients and Beneficiaries of all assets of the Trust.

         9.09 TAX STATUS OF TRUST. It is intended that the trust established hereby be treated as a Grantor Trust of the Corporation under the provisions of Section 671 et seq. of the Code, as the same may be amended from time to time.

REVOCABLE PROXY


                             KENWOOD BANCORP, INC.


         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF KENWOOD BANCORP, INC. FOR USE AT THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JANUARY 30, 1997 AND AT ANY ADJOURNMENT THEREOF.

     The undersigned hereby appoints the Board of Directors of Kenwood Bancorp, Inc. (the "Company") as proxies, each with power to appoint his substitute, and hereby authorizes them to represent and vote, as designated below, all the shares of Common Stock of the Company held of record by the undersigned on December 24, 1996 at the Annual Meeting of Stockholders to be held at the Company's headquarters located at 7711 Montgomery Road, Cincinnati, Ohio on Thursday, January 30, 1997, at 4:00 p.m., Eastern Time, and any adjournment thereof.

1.   ELECTION OF DIRECTORS FOR THREE-YEAR TERM EXPIRING IN 2000


  [ ]    FOR all nominees listed   [ ]     WITHHOLD AUTHORITY
         below (except as marked           for all nominees listed
         to the contrary below)            below


Nominees for a three-year term expiring in 2000:

P. Lincoln Mitchell and James N. Murphy

(Instruction: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided below.)

      --------------------------------------------------------------------

2.       PROPOSAL to adopt the 1996 Stock Option Plan.

         [ ] FOR        [ ] AGAINST      [ ] ABSTAIN


3.       PROPOSAL to adopt the Management Recognition Plan and Trust.

         [ ] FOR       [ ] AGAINST      [ ] ABSTAIN

4. PROPOSAL to adjourn the Annual Meeting, if necessary, to solicit additional proxies.

         [ ] FOR       [ ] AGAINST      [ ] ABSTAIN


5. PROPOSAL TO RATIFY THE APPOINTMENT by the Board of Directors of Clark, Schaefer, Hackett & Co. as the Company's independent auditors for the year ending September 30, 1997.

         [ ] FOR      [ ] AGAINST      [ ] ABSTAIN


6. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.


         THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS. THE SHARES OF THE COMPANY'S COMMON STOCK WILL BE VOTED AS SPECIFIED. IF NOT OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE BOARD OF DIRECTORS' NOMINEES TO THE BOARD OF DIRECTORS, FOR THE PROPOSALS SPECIFIED IN ITEMS 2, 3, 4 AND 5 AND OTHERWISE AT THE DISCRETION OF THE PROXIES. YOU MAY REVOKE THIS PROXY AT ANY TIME PRIOR TO THE TIME IT IS VOTED AT THE ANNUAL MEETING.

                                     Dated:                       , 1997
                                             ---------------------

                                     ------------------------------------------


                                     ------------------------------------------
                                     Signature(s)

                                     PLEASE SIGN THIS EXACTLY AS YOUR NAME(S)
                                     APPEAR(S) ON THIS PROXY. WHEN SIGNING IN A
                                     REPRESENTATIVE CAPACITY, PLEASE GIVE TITLE.
                                     WHEN SHARES ARE HELD JOINTLY, ONLY ONE
                                     HOLDER NEED SIGN.




PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.